SCHEDULE 14C
(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
PROPOSED RELEASE TO STOCKHOLDERS ON MAY 22, 2007

Check the appropriate box:
☑	Preliminary information statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☐	Definitive information statement
CHAMPION COMMUNICATION SERVICES, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☑	Fee computed on table below per Exchange Act Rules 14-c5(g) and 0-11.
(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: $2,050,000

(5)	Total fee paid: $62.94

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

PRELIMINARY INFORMATION STATEMENT,
AS FILED WITH THE SEC ON MAY 22, 2007.
CHAMPION COMMUNICATION SERVICES, INC.
1610 WOODSTEAD COURT, SUITE 330
THE WOODLANDS, TEXAS 77380

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF
VOTING POWER OF THE COMPANY’S STOCK
MAY 22, 2007

To the Stockholders of Champion Communication Services, Inc.:
     Notice is hereby given pursuant to Section 228 of the General Corporation Law of the State of Delaware to the holders of the Common Stock of Champion Communication Services, Inc., a Delaware corporation (the “Company”). Holders of a majority of voting power of the Company’s Common Stock have approved the sale of substantially all of the Company’s assets (the “Asset Sale”) to FleetTALK Partners, Ltd. (“FleetTALK”), pursuant to the Asset Purchase Agreement between FleetTALK and the Company, dated February 13, 2007 (the “Asset Purchase Agreement”). A copy of the Asset Purchase Agreement is included as Appendix A to this Information Statement.
     The Company’s Board of Directors has unanimously approved the Asset Purchase Agreement and the sale of assets to FleetTALK. As permitted by Delaware law, the Company has received the written consent of the holders of a majority of the Company’s outstanding stock entitled to vote approving the Asset Purchase Agreement and the Asset Sale contemplated thereby.
     ACCORDINGLY, STOCKHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE ASSET PURCHASE AGREEMENT OR THE ASSET SALE. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE ASSET PURCHASE AGREEMENT OR THE SALE OF ASSETS.
     Pursuant to the terms of the Asset Purchase Agreement, the Company, and not the stockholders, will receive all of the proceeds of the Asset Sale.
     The Asset Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to the Company’s stockholders.
     THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.
*          *          *          *          *

     This Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. It contains a description of the Asset Purchase Agreement and the asset sale, as well as summary information regarding the contract of sale and the sale of assets. We encourage you to read this Information Statement, including the Appendices, thoroughly. You may also obtain information about us from publicly available documents we file with the Securities and Exchange Commission.
Sincerely,
/s/ Albert F. Richmond
Albert F. Richmond
Chief Executive Officer
The Woodlands, Texas
May ___, 2007

PRELIMINARY INFORMATION STATEMENT,
AS FILED WITH THE SEC ON MAY 22, 2007.
CHAMPION COMMUNICATION SERVICES, INC.
1610 Woodstead Court, Suite 330
The Woodlands, Texas 77380
(281) 362-0144

INFORMATION STATEMENT

     Introduction
     Champion Communication Services, Inc. (the “Company”) is furnishing this Information Statement to its stockholders in connection with the prior approval of the Company’s Board of Directors, and receipt of approval by written consent of the holders of a majority of voting power of the Company’s Common Stock, of the proposed sale of substantially all of the Company’s assets (the “Asset Sale”). The Asset Sale will be effected pursuant to the Asset Purchase Agreement, dated February 13, 2007, between the Company and FleetTALK Partners, Ltd. (“FleetTALK”), as more fully described in this Information Statement.
     As of February 12, 2007, the date of the written consent, there were 4,483,802 shares of the Company’s Common Stock, $0.01 par value per share, outstanding. Under Delaware law, the affirmative vote of a majority of the votes entitled to be cast by holders of the Company’s Common Stock as of the record date is required to approve the Asset Purchase Agreement and the Asset Sale. Under the Company’s Certificate of Incorporation, as amended, each share of the Company’s Common Stock is entitled to one vote per share. As permitted by the Delaware General Corporation Law, on February 12, 2007, the Company received a written consent in lieu of a stockholders meeting from holders of 2,949,160 shares of the Company’s Common Stock, which represents approximately 66% of the total votes entitled to be cast, approving the Asset Purchase Agreement and the Asset Sale. As of the record date, our directors and executive officers held, and were entitled to vote, in the aggregate, 2,320,450 outstanding shares of the Company’s Common Stock, representing approximately 52% of the outstanding shares of our capital stock entitled to vote on the Asset Sale.
     THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE COMPANY. THE COMPANY HAS ENCLOSED NO PROXY CARD AND WILL NOT HOLD A STOCKHOLDERS MEETING TO CONSIDER THE ASSET PURCHASE AGREEMENT OR THE ASSET SALE.
     The Asset Sale will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to the Company’s stockholders.
     The Company is furnishing this Information Statement to inform stockholders, in the manner required by the Securities Exchange Act of 1934, as amended, of the Asset Sale before it is consummated. This Information Statement is first being mailed on or about May ___, 2007, to holders of record of Common Stock as of the close of business on February 12, 2007.

SUMMARY TERM SHEET
     The bulleted summary that follows highlights selected information contained elsewhere in this Information Statement. It may not contain all of the information that is important to you. To fully understand the sale of substantially all of the Company’s assets, and for a more complete description of the Asset Sale and related matters, you should carefully read this Information Statement (including the Asset Purchase Agreement included as Appendix A) in its entirety. In this Information Statement, the terms “Champion,” “Company,” “we,” “our,” “ours,” and “us” refer to Champion Communication Services, Inc. and its subsidiaries.
     Background and Summary of the Asset Sale
•	The Company provides high-powered repeater dispatch services in North America in major metropolitan areas in four states. We operate our dispatch repeaters pursuant to licenses granted by the Federal Communications Commission.

•	In 2004, we retained Cold Creek Consulting to offer for sale, subject to applicable FCC regulations, our business, including our infrastructure, FCC licenses, related inventory, and customers. In April 2005, we sold our Illinois, Indiana, and Florida operations to ESP Wireless Technology Group, Inc. for $1,450,000, and we continued to entertain proposals for the sale of our remaining assets.

•	FleetTALK is an outsourcing company for managing and operating wireless communication systems. FleetTALK currently manages over 150 analog systems servicing over 2,000 customers throughout the United States.

•	On February 13, 2007, Champion and FleetTALK entered into the Asset Purchase Agreement, which provides that FleetTALK shall purchase substantially all of our remaining assets for $2,050,000. The assets being purchased by FleetTALK under the Asset Purchase Agreement include all of our FCC licenses and most of our remaining infrastructure, related inventory, and customers.

•	The Asset Purchase Agreement stipulates that our ability to transfer our FCC licenses to FleetTALK is contingent upon the FCC granting approvals for each license transfer. The FCC granted approval for all such transfers on May 1, 2007. As discussed below, consummation of the transaction remains subject to certain requirements, including, without limitation, the satisfaction of the Company’s obligations under Regulation 14C of the Exchange Act.

•	In connection with the Asset Purchase Agreement, Champion and FleetTALK entered into a separate Management Agreement, pursuant to which FleetTALK agreed to provide complete system management services for the wireless mobile radio stations on March 1, 2007. Payments made by FleetTALK under the Management Agreement are to be credited against the purchase price. Under the Management Agreement, FleetTALK pays all expenses and costs of managing such stations. Under certain circumstances, we are entitled to retain FleetTALK’s initial 10% down payment ($205,000) if the Asset Purchase

Agreement is terminated prior to closing. We had initially contemplated entering into a Spectrum Lease Agreement in connection with the Asset Sale, but the Asset Purchase Agreement was amended to delete this requirement and address this component of the Asset Sale under the terms of the Management Agreement.

•	Based upon recent developments we intend to retain a sufficient amount of cash to maintain our corporate existence for some period of time and, although there are no specific plans, we expect that we may seek to find a private, operating company with which to combine or there is a potential that a substantial portion of the cash received will be distributed. In the event that we can find and complete any business combination transactions, it is generally to be expected that our current owners, in the aggregate, would have a significantly reduced equity ownership of the surviving company, which could be in the range of five percent to ten percent. However, there can be no assurance that we could identify any business with which to combine, nor that any such transaction could be completed.
     The Parties to the Transaction
     Champion’s principal executive offices are located at 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380. Our phone number is (281) 362-0144.
     We provide high-powered trunked radio dispatch services in the United States to approximately 235 trunked dispatch customers with just under 3,500 subscriber units (either radio or base station) in four states. We offer high-powered community repeater dispatch services, primarily within the 450–512 MHz frequency band, and we provide customers with dispatch airtime and data transmission service. Our customers are located in both metropolitan and rural geographic areas of various states, and consist primarily of business and government agencies.
     FleetTALK’s principal executive offices are located at 710 Country Club Road, Crystal Lake, Illinois 60014. FleetTALK’s phone number is (973) 625-7500.
     FleetTALK is an outsourcing company for managing and operating wireless communication systems. FleetTALK currently manages over 150 analog systems servicing over 2,000 customers throughout the United States.
     Reasons for the Asset Sale
     During 2005 and 2006, we were able to meet our working capital requirements by using the proceeds from the April 2005 sale of our Indiana, Illinois, and Florida operations. However, we projected that the depletion of our working capital supply would occur sometime around February 2007, unless we could generate additional cash flows by selling certain of our assets. Due to continued losses and difficulties in raising additional capital, our management determined that it would be in the best interest of our stockholders to sell substantially all of our assets and retain a sufficient amount of cash to maintain our corporate existence for some period of time to allow the Board, should it choose to do so, to seek to find a private, operating company with which to combine or to distribute a substantial portion of the remaining proceeds.
     Approval of our Board of Directors and Stockholders
     Our Board of Directors approved the Asset Purchase Agreement and the Asset Sale and recommended that our stockholders vote for its adoption. Following the execution of the Asset Purchase Agreement on February 13, 2007, stockholders representing 66% of our outstanding voting stock executed a written consent in lieu of a stockholders meeting approving the Asset Purchase Agreement and the Asset Sale.

     Use of Proceeds
     We, and not our stockholders, will receive all of the net proceeds from the Asset Sale. Following the Asset Sale, the Board of Directors will determine an amount to hold back as a reserve for contingent liabilities, and how much cash, if any, to retain in order to maintain our corporate existence for some period of time to allow the Board, should it choose to do so, to seek to find a private, operating company with which to combine. The Board may also make cash available for distribution to stockholders. The final amount of our liabilities and the time that will be needed for these processes to be completed make it difficult to predict the exact amounts that will be available for distribution to stockholders and, if so, the timing of any such distribution.
     Dissenters’ Rights
     Delaware law does not entitle our stockholders to seek dissenters’ or appraisal rights in connection with the Asset Sale.
     A Note About Forward-Looking Statements
     This Information Statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical information provided herein are forward-looking and may contain information about financial results, economic conditions, trends, and known uncertainties. We caution the reader that actual results could differ materially from those expected by us depending on the outcome of certain factors, including, without limitation, the risk that the assumptions upon which the forward-looking statements are based ultimately may prove to be incorrect or incomplete, that the transactions contemplated by the Asset Purchase Agreement will not be consummated in a timely manner or at all, as well as other risks and uncertainties that are described in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Champion undertakes no obligations to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this Information Statement, including, without limitation, changes in our business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events.
     Summary Information in Question and Answer Format
     The following information in question and answer format summarizes many of the material terms of our proposed Asset Sale to FleetTALK. For a complete description of the terms and conditions of the Asset Sale, we advise you to carefully read this entire Information Statement and the other documents referred to herein. The actual terms and conditions of the Asset Sale are contained in the Asset Purchase Agreement, which is included as Appendix A to this Information Statement.
     What Vote is Required to Approve the Asset Sale?
     Approval of the Asset Sale requires the affirmative vote of holders of a majority in voting power of shares of our Common Stock. Under our amended Certificate of Incorporation, each share of our Common Stock is entitled to one vote per share.

     What Constitutes a Majority in Voting Power of the Shares?
     On February 12, 2007, there were 4,483,802 shares of Common Stock outstanding. Thus, 2,241,901 shares constitutes a majority of the voting power of the shares of our Common Stock.
     Who Voted in Favor of the Asset Sale?
     Albert F. Richmond (our Chairman of the Board, Chief Executive Officer, and President) and his affiliates, Pamela R. Cooper (our Chief Financial Officer, Treasurer, Secretary, and Controller) and her affiliates, and the Trustees of the Champion Communication Services, Inc. 401(k) Plan voted an aggregate of 2,949,160 shares of Common Stock in favor of the Asset Sale and the approval of the Asset Purchase Agreement. Such shares represent approximately 66% of the voting power of shares of our Common Stock.
     Will the Stockholders that Voted in Favor of the Asset Sale Have any Relationship with FleetTALK Following the Asset Sale’s Closing?
     No. None of the stockholders that voted in favor of the Asset Sale anticipate working for or with FleetTALK or otherwise having any direct or indirect financial relationship with FleetTALK.
     Why Isn’t Champion Holding a Stockholders Meeting to Vote on the Asset Sale?
     In order to lawfully close on the proposed Asset Sale, Delaware law requires that holders of a majority in voting power of shares of our Common Stock entitled to vote cast votes in favor of the proposed Asset Sale. The stockholders voting via written consent in favor of the proposed Asset Sale represent approximately 66% of the shares outstanding, or a majority of the votes entitled to be cast. Therefore, we concluded that because approving a transaction by the written consent of stockholders can be faster and less expensive than distributing a notice of meeting and proxy statement and conducting a stockholders meeting, and because we and FleetTALK wanted to expedite the closing of the proposed Asset Sale, we decided not to conduct a stockholders meeting. Instead, following the execution of the Asset Purchase Agreement, stockholders owning approximately 66% of the shares signed a written consent approving the Asset Sale, the Asset Purchase Agreement, and the transactions contemplated thereby.
     What Are the Terms of the Asset Purchase Agreement?
     On February 12, 2007, our Board of Directors, acting by written consent in lieu of a meeting, approved the Asset Purchase Agreement, a copy of which is included as Appendix A to this Information Statement, pursuant to which we intend to sell, and FleetTALK intends to buy, substantially all of our assets. The purchase price for the assets is $2,050,000. Beginning March 1, 2007, FleetTALK assumed operations of our wireless mobile radio stations pursuant to a separate Management Agreement, pending the closing of this transaction.
     Why Is the Company Selling Its Assets?
     We projected that the depletion of our working capital supply would occur sometime around February 2007, unless we could generate additional cash flows by selling certain of our assets. Due to continued losses and difficulties in raising additional capital, our management determined that it would be in Champion’s best interest to sell substantially all of our assets and to retain a sufficient amount of cash to maintain our corporate existence for some period of time to allow the Board, should it choose to do so, to seek to find a private, operating company with which to combine or to distribute a substantial portion of the remaining proceeds.
     What Will Happen to Champion After the Asset Sale?
     After the completion of the Asset Sale, we intend to maintain our corporate existence for some period of time. Although there are no specific plans, we expect that we may seek to find a private, operating company with which to combine. In the event that we can find and complete any such transaction, it is generally to be expected that our current owners, in the aggregate, would have a significantly reduced equity ownership of the surviving company, which could be in the range of five percent to ten percent. There can be no assurance that we can or will identify any business with which to combine, nor that any such transaction could be completed.
     What Factors Were Considered by Management and Our Board of Directors in Deciding to Sell Substantially All of Champion’s Assets?
     Management and our Board of Directors considered a number of factors before deciding to execute the Asset Purchase Agreement, including, but not limited to, the following:
•	The anticipated depletion of working capital and the projected lack of cash flow to sustain operations;

•	The terms and conditions of the proposed Asset Sale; and

•	The belief that the offered purchase price by FleetTALK is fair.
     Will Our Stockholders Receive Any of the Proceeds from the Asset Sale?
     Stockholders will not immediately receive any of the proceeds from the Asset Sale. FleetTALK is paying us cash for our assets, and due to recent developments we may retain the proceeds for a period of time while we seek to find a private, operating company with which to combine or we may distribute a substantial portion of the remaining proceeds. Uncertainties as to the amounts we will finally realize for our assets, the ultimate amount of our liabilities, and the time that will be needed for this process to be completed make it difficult to predict any amount that would be available for such distribution to stockholders and, if so, the timing of any such distribution.
     How Is the Purchase Price for the Asset Sale Being Financed by FleetTALK?
     FleetTALK escrowed the $2,050,000 purchase price in an escrow account to be released to us upon the receipt of FCC approval of the license transfers. FCC approval was obtained on May 1, 2007.
     What Rights to Stockholders Have to Dissent From the Asset Sale?
     You do not have the right under Delaware law to dissent from the Asset Sale or to seek appraisal of your shares.

CHAMPION COMMUNICATION SYSTEMS, INC.
INFORMATION STATEMENT

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     Prior Stockholder Approval
     Our ability to sell our assets without a meeting of our stockholders is authorized by Section 228 of the Delaware General Corporation Law. Section 228 provides, in general, that a Delaware corporation may substitute written consent, i.e., the consent in writing of the holders of outstanding shares of capital stock holding at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the matter are present and voted, for action on a matter by the corporation’s stockholders at a meeting. In accordance with this provision, we obtained the written consent of holders of a majority in voting power of shares of our Common Stock, approving the sale of substantially all of our assets to FleetTALK under the Asset Purchase Agreement. As a result of the action of holders of a majority in voting power of shares of our Common Stock, we are not soliciting proxies and there will be no further stockholder action on the Asset Purchase Agreement or Asset Sale.
     Holders of record of our Common Stock are entitled to notice of the action taken by written consent approving the Asset Sale and the Asset Purchase Agreement.
     Under Delaware law and our amended Certificate of Incorporation, the affirmative vote of holders of a majority in voting power of shares of our Common Stock entitled to vote as of the close of business on the record date was required to approve the Asset Purchase Agreement and the Asset Sale. Each holder of Common Stock is entitled to one vote. As of February 12, 2007, we had 4,483,802 shares of Common Stock outstanding, representing a total of 4,483,802 votes entitled to be cast.
     On February 12, 2007, we received the affirmative written consent of the holders of a majority in voting power of shares of our Common Stock entitled to vote to cast a total of 2,949,160 votes, or approximately 66% of the total votes entitled to be cast by all such holders.
     The Sale of Assets to FleetTALK
     The terms and conditions of the Asset Sale, which is the sale of substantially all of Champion’s assets to FleetTALK, are set forth in the Asset Purchase Agreement, dated February 13, 2007. A copy of the Asset Purchase Agreement, excluding the exhibits or schedules thereto, is included as Appendix A to this Information Statement. The description in this Information Statement of the terms and conditions of the Asset Sale and of the Asset Purchase Agreement is a summary only and may not contain all of the information that is important to you. To fully understand the Asset Sale and the terms of the Asset Purchase Agreement, you should carefully read, in its entirety, the copy of the Asset Purchase Agreement included as Appendix A.
     Parties to the Sale
     Information About the Company
     Champion provides high-powered trunked radio dispatch services pursuant to licenses granted by the FCC. We offer high-powered community repeater dispatch services, primarily within the 450–512 MHz frequency band, and we provide customers with dispatch airtime and data transmission service. Our customers are located in both metropolitan and rural geographic areas of various states, and consist primarily of business and government agencies.
     Over the course of our operating history, we transformed our operations from basic rural community repeater dispatch communications to metropolitan trunked dispatch operations. We experienced significant churn and competition from other dispatch operators, as well as providers of wireless communication services, due to new technologies that have allowed our competition to offer the same dispatch services as we do. We attempted to pursue digital dispatch capabilities in Southeast Asia starting in 1999, but we ceased all operations

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there due to such impediments to our operations as difficult terrain, unpredictable weather conditions, lack of basic infrastructure in remote areas, and a deficiency in qualified technical labor.
     In 2004, we retained Cold Creek Consulting to offer for sale, subject to applicable FCC regulations, our business, including our infrastructure, FCC licenses, related inventory, and customers. We received considerable interest from a number of prospective buyers for individual markets and small sections of markets, but we were not successful in selling our entire North American portfolio. On December 29, 2004, an asset purchase agreement was executed to sell the Illinois, Indiana, and Florida regions. This sale, which was effective January 1, 2005, closed in April of 2005.
     We were formed as a Delaware corporation in 1994. Our principal place of business is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380. Our telephone number is (281) 362-0144.
     Information About FleetTALK
     FleetTALK is an outsourcing company for managing and operating wireless communication systems. FleetTALK currently manages over 150 analog systems servicing over 2,000 customers throughout the United States.
     Past Contacts and Negotiations Between Champion and FleetTALK
     In 2004, we retained Cold Creek Consulting to offer for sale our North American communication business. Under our arrangement, Cold Creek advised us in developing the business presentation to be provided to potential acquirors of our business. Cold Creek did not advise us as to the fairness of the consideration offered and did not provide us with a report, opinion, or appraisal of any kind.
     FleetTALK conducted no discussions regarding this transaction other than with Cold Creek Consulting, contacting them to inform them of the upcoming offering and bid process.
     Cold Creek assisted us with the bid process and the preparation of the bid materials, including the Information Memorandum, all of which were distributed on January 25, 2007 to bidders that had submitted indications of interest with respect to the proposed sale of all of our assets. FleetTALK was one of such prospective bidders. The Information Memorandum was comprised of (1) a blind customer list with unit count; (2) a lease commitment summary; (3) market comparative financial summary for three previous years; (4) a market summary; and (5) a list of frequencies. All bids were due by February 1, 2007 (CST).
     We received three bids by the February 1, 2007 deadline and, after analysis of such bids by our Board of Directors, it was determined that FleetTALK had submitted the best bid for the proposed transaction. Our management team thereafter negotiated the proposed Asset Purchase Agreement and ancillary documents that had been disseminated during the bidding process. Our Board of Directors and a majority of our stockholders, acting by written consent on February 12, 2007, approved the final form of the Asset Purchase Agreement and ancillary documents after this negotiation period with FleetTALK, and our CEO, Albert F. Richmond, executed the Asset Purchase Agreement with FleetTALK on February 13, 2007.
     Background of and Reasons for the Asset Sale
     A significant portion of our income has been derived from the sale of non-core spectrum, which generated $16.5 million in revenues between 1997 and 2002, and from the sale of assets associated with our Illinois, Indiana, and Florida regions, which generated $1.4 million in revenues in 2005. Having little non-core spectrum left to sell, we had projected that the depletion of our working capital supply would occur sometime around February 2007, unless we could generate additional cash flows by selling certain of our assets.

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     In addition, we continued to incur losses. We reported a net loss of $193,000 for the third quarter of 2006, a net loss of $1,795,000 for 2004, and a net loss of $1,379,199 for 2003 (we experienced a net gain of $125,000 in 2005 due to the sale of our Illinois, Indiana, and Florida operations). In addition, our attempts to raise additional capital have been unsuccessful. As such, our management determined that it would be in Champion’s best interest to sell substantially all of our assets at this time, but to maintain our corporate existence for some period of time to allow the Board, should it choose to do so, to seek to find a private, operating company with which to combine.
     Assets Subject to Sale
     The assets to be sold by us to FleetTALK consist of substantially all of our assets, and include the following:
•	The entire group of FCC licenses held by Champion, which comprises licenses in Virginia, Maryland, Texas, California, and Louisiana;

•	All of our infrastructure, which includes operations equipment for the licenses in Virginia, Maryland, Texas, California and Louisiana;

•	All inventory related to the operation of the wireless mobile radio stations, such as repeaters, power supplies and amps and controllers; and

•	All of our customer contracts.
     Consideration for the Asset Sale
     The Asset Purchase Agreement provides that we will receive and FleetTALK will pay $2,050,000 for the assets being sold.
     In conjunction with the execution of the Asset Purchase Agreement, we also entered into a separate Management Agreement, under which FleetTALK assumed operation of our wireless mobile radio stations on March 1, 2007. FleetTALK is to pay us $26,000 per month until closing under the Management Agreement. Payments made by FleetTALK under the Management Agreement are to be credited against the purchase price. Furthermore, should FleetTALK terminate the Asset Purchase Agreement by committing a breach prior to closing, we are entitled to retain FleetTALK’s initial 10% down payment of $205,000.
     Based upon other bids, we feel the consideration outlined above is a fair price for substantially all of our assets. FleetTALK’s offer for our business was in the higher end of the range, and had, we believe, fewer contingencies than the other offers we received.
     Use of Proceeds
     We, and not our stockholders, will receive all of the net proceeds from the Asset Sale. The Board of Directors may decide to maintain our corporate existence for some period of time to allow the Board, should it choose to do so, to seek to find a private, operating company with which to combine. The Board may also decide to distribute a substantial portion of the remaining proceeds. If our Board decides to make a distribution

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to our stockholders, uncertainties as to the amounts we will finally realize for our assets, the amount of our liabilities, and the time that will be needed for the process make it difficult to predict the available amount for distribution.
     We currently intend to use the net proceeds from the Asset Sale in one or more of the following ways:
•	As working capital for our remaining operations;

•	To satisfy outstanding indebtedness;

•	To explore potential opportunities for combining with a private, operating company;

•	The potential distribution of cash to our stockholders.
     Champion’s Structure After the Asset Sale; Pro Forma Financial Information
     After completion of the Asset Sale, we will continue to operate as a public company. Our Common Stock will continue to be traded on the over-the-counter market under the symbol CCMS and on the TSX Venture Exchange under the symbol CHP.
     Upon consummation of the Asset Sale, Champion will consist of a corporate shell with cash on hand and liabilities related to contracts for the corporate office until release is achieved or the contracts expire. It is anticipated that the Company will seek to find a private, operating company with which to combine and accordingly some general and administrative expenses will be incurred until a transaction might be completed. It is expected that these expenses will be directly related to the maintenance of the corporate structure, audit and tax filings and other required public filings. In addition the Company temporarily will invest the net funds received from the sale in interest bearing accounts.
     Set forth below are (1) consolidated balance sheets for Champion as of March 31, 2007 showing pro forma adjustments assuming the Asset Sale had occurred on that date, and (2) consolidated statements of operations for Champion for the year ended December 31, 2006 showing pro forma adjustments assuming the Asset Sale had occurred on January 1, 2006.
[Charts follow on next page.]

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CHAMPION COMMUNICATION SERVICES, INC.
CONSOLIDATED BALANCE SHEETS
March 31, 2007 and Pro Forma at March 31, 2007

	March 31, 2007	Pro Forma	March 31, 2007
	(unaudited)	adjustments	as adjusted
ASSETS

Current Assets
Cash and cash equivalents	$5,189	$1,819,000	$1,824,189
Accounts receivable, net of allowance for doubtful accounts of $17,186	30,285		30,285
Prepaid expenses and other	20,959	—	20,959

Total Current Assets	56,433	1,819,000	1,875,433

Communications equipment and related assets, net of accumulated depreciation of $1,399,391 and $215,228, respectively	182,410	(166,746)	15,664
Other assets, net of amortization of $978,869	9,745	(9,745)	—
Other assets	23,295	(10,250)	13.045

	$271,883	$1,632,259	$1,904,142

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$64,879		$64,879
Accrued expenses	94,808	(26,000)	68,808

Total Current Liabilities	159,687	(26,000)	133,687

Deferred stock compensation	23,735		23,735

Commitments and Contingencies	—		—

Stockholders’ Equity
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none issued and outstanding	—		—
Common stock, $0.01 par value, 20,000,000 shares authorized, 4,483,802 shares issued and outstanding at March 31, 2007	44,838		44,838
Additional paid-in capital	3,686,922		3,686,922
Retained deficit	(3,643,299)	1,658,259	(1,985,040)

Total Stockholders’ Equity	88,461		1,746,720

	$271,883	$1,632,259	$1,904,142

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CHAMPION COMMUNICATION SERVICES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2006 and pro forma December 31, 2006

	December 31,	December 31,
	2006	2006
	(audited)	pro forma
Revenues	$1,186,329	—

Operating expenses: cost of sales	876,705	—

Gross Margin	309,624	—

Bad debt expense	(281)	—
Depreciation and amortization	162,562	—
General and administrative expenses	912,421	100,000
Net (gain) loss on disposal/sale of fixed and other assets	4,677	—

Operating Loss	(769,755)	(100,000)

Other income net interest*	9,318	91,000

Income (loss) before income taxes	(760,437)	(9,000)

Net income (loss)	$(760,437)	$(9,000)

Weighted average common shares outstanding	4,479,675	4,479,675
Diluted weighted average common shares outstanding	4,496,339	4,496,339

Basic earnings (loss) per common share	$(0.17)	$(0.00)
Diluted earnings (loss) per common share	$(0.17)	$(0.00)

*	Assumes interest of 7.67% on all $1.186 million.

     Terms of the Asset Purchase Agreement
     The following is a summary of the significant provisions of the Asset Purchase Agreement. To fully understand the Asset Sale and the terms of the Asset Purchase Agreement, you should carefully read in its entirety the copy of the Asset Purchase Agreement that is included as Appendix A to this Information Statement. The summary provided herein is qualified in its entirety by the terms of the Asset Purchase Agreement. Appendix A is incorporated herein by reference; provided, however, that the warranties and representations contained in such agreements are made solely to FleetTALK and solely for purposes of the proposed asset sale.

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     Purchase and Sale of Assets; Assignment of Licenses
     On the closing date, in consideration for the purchase price, we will assign FleetTALK all of our right, title, and interest in and to the assets listed on Schedule A to the Asset Purchase Agreement, free and clear of all liens.
     Assumption of Liabilities
     FleetTALK is only assuming those liabilities of Champion’s that are listed on Schedule A to the Asset Purchase Agreement.
     Purchase Price
     The purchase price for assets to be transferred pursuant to the Asset Purchase Agreement is $2,050,000.
     Management Agreement
     In connection with executing the Asset Purchase Agreement, we and FleetTALK agreed to execute a separate Management Agreement under which FleetTALK assumed operation of our wireless mobile radio stations on March 1, 2007. Under the Management Agreement, FleetTALK is to pay us $26,000 per month as consideration for its ability to operate our FCC licenses prior to the closing. Payments made by FleetTALK under the Management Agreement are to be credited against the purchase price.
     Representations and Warranties
     We make various customary representations and warranties in the Asset Purchase Agreement for the benefit of FleetTALK. Furthermore, we represent and warrant, among other things, that we were lawfully granted the FCC licenses and that we have the right, on FCC consent, to transfer them to FleetTALK; that the FCC licenses are valid and in good standing with the FCC and that we are in material compliance with the laws regulating the FCC licenses; that the wireless mobile radio stations are not currently short-spaced by third parties (unless otherwise noted) nor are they or will they be operating under any encumbrances on the FCC licenses; and that we have no knowledge of any pending FCC or other action to suspend, revoke, terminate or challenge the FCC licenses or to investigate the stations’ operations.
     FleetTALK makes various customary representations and warranties for our benefit.
     Covenants
     We have set forth various covenants in the Asset Purchase Agreement, including, among others, the following:

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•	We covenant to maintain the Schedule A assets and conduct the business of the wireless mobile radio stations in a reasonable and prudent manner, not to enter into any material agreements respecting the Schedule A assets without FleetTALK’s prior written consent, not to sell or encumber the Schedule A assets without FleetTALK’s prior written consent, not to take actions that would materially devalue the Schedule A assets, and to maintain the validity of the FCC licenses;

•	We covenant not to solicit offers for the Schedule A assets and to promptly inform FleetTALK about any offers we receive from third parties;

•	We covenant not to disclose, subject to limited exceptions, the other party’s confidential information;

•	We covenant to comply with the terms of the Management Agreement.
     Conditions to Closing
     FleetTALK’s and our obligations to complete the Asset Sale are subject to the satisfaction or waiver of, among other, the following conditions:
•	Champion shall have obtained certain third-party consents to the Asset Sale, e.g., the consent of Canadian governmental or TSX Venture Exchange authorities, and it shall have completed certain required filings;

•	The FCC shall have granted its consent, without adding any conditions to consent that would have a material adverse effect on the FCC licenses, and the FCC’s consent shall have become a Final Order (as defined in the Asset Purchase Agreement) (the Final Order was issued on May 1, 2007);

•	Our stockholders shall have granted their approval of the Asset Purchase Agreement and the Asset Sale and we shall have filed this Information Statement and met all the requirements of the S.E.C. under Regulation 14C.
     Closing
     The closing of the Asset Purchase Agreement will take place (provided that it is not terminated on an earlier date) at our offices at 10:00 a.m. on the first business day after the later of (i) the date on which the FCC’s grant of consent becomes a Final Order (as defined in the Asset Purchase Agreement); (ii) the date on which all of the conditions to closing are satisfied; or (iii) on such other date and/or at such other place as may be mutually agreed upon by us and FleetTALK in writing.
     Our Mutual Deliveries
     We will deliver certain documents to FleetTALK at the closing, including, among others, all consents, approvals, filings, and instruments of sale and assignment. FleetTALK will deliver certain documents to us at the closing, including, among others, instruments of sale and assignment.

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     Prorations and Post-Closing Adjustments
     The purchase price is subject to adjustment for certain items of ongoing cost and expense, including estimated property tax assessments. We will determine the prorations with FleetTALK’s cooperation and will settle them in cash no later than thirty days after closing.
     Indemnification
     In general, each party agrees to indemnify the other against losses, liabilities, damages, costs, or expenses arising from that party’s breach of a representation, warranty, or covenant and claims arising out of operating the wireless mobile radio stations prior to the closing.
     Warranties and Limitations on Recovery
     All of the Schedule A assets are being sold “as is” and “where is.” FleetTALK had the opportunity to inspect the Schedule A assets and is relying solely on its own inspection of the assets and not on any information we provided, and we make no express or implied warranties as to the fitness, merchantability, or condition of any of the Schedule A assets. Furthermore, neither we nor FleetTALK will be liable to the other, by indemnification or otherwise, for any special, indirect, consequential, or incidental damages of any kind.
     Termination
     The Asset Purchase Agreement may be terminated at any time by Champion’s and FleetTALK’s mutual written consent. If either party breaches and fails to cure its breach within thirty days of receiving written notice, the other party may terminate. If the Asset Purchase Agreement is terminated, the Management Agreement automatically terminates as well.
     Expenses
     Each party pays its own expenses.
     Federal Income Tax Consequences
     The Asset Sale will be treated as a taxable transaction for federal and state tax purposes.
     Accounting Treatment
     Upon the completion of the Asset Sale, the assets and liabilities of the Schedule A assets will be removed from our consolidated balance sheet. The Company is expected to reflect a gain on the asset sale of approximately $1,800,000, measured as the difference between the amount received for the Schedule A assets and our basis in such assets.
     Regulatory Approvals
     To consummate the Asset Sale, we were required to gain the FCC’s approval for the transfer of each of our FCC licenses to FleetTALK. Such approval was received from the FCC on May 1, 2007. In addition, we must receive the consent of the TSX Venture Exchange and the approval of various Canadian governmental authorities, and we are required to comply with the applicable regulations of the Securities and Exchange Commission and the Delaware General Corporation Law in connection with the Asset Sale.

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     Voting Securities and Principal Holders Thereof
     As of the February 12, 2007 record date, there were outstanding 4,483,802 votes entitled to be cast by holders of all shares of our Common Stock.
     The following table sets forth, as the record date, certain information with respect to (1) any person who is known to the Company to be a beneficial owner of more than five percent (5%) of our outstanding Common Stock; (2) beneficial ownership of shares of our Common Stock by each director and executive officer; and (3) beneficial ownership of shares of our Common Stock by all directors and executive officers as a group.

Name and Address of Beneficial	Amount and Nature of Beneficial
Owner	Ownership		Percent of Class
Albert F. Richmond 1610 Woodstead Court, Suite 330
The Woodlands, Texas 77380	2,286,550	(1)	51.00%
Pamela R. Cooper 1610 Woodstead Court, Suite 330
The Woodlands, Texas 77380	205,900	(2)	4.26%
All current directors and executive officers as a group	2,492,450		52.56%

(1)	Includes 199,900 shares held in Richmond Holdings, Inc. of which Albert F. Richmond is the sole stockholder. Includes 7,500 shares held by Morgan Stanley D.W. Inc., as Custodian of IRA for Linda L. Richmond and 37,500 shares held by Morgan Stanley D. W. Inc., Ttee. FBO for Albert F. Richmond, IRA.

(2)	Includes 11,700 shares held by JP Morgan Securities, as Custodian of IRA and 172,000 shares that Ms. Cooper may acquire upon the exercise of currently exercisable stock options.
     Financial Statements
     Our financial statements and other important information from our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007 are included in Appendix B to this Information Statement and are incorporated herein by reference. Our financial statements and other filings we have made are also available at the SEC’s website, www.sec.gov.
     Where You Can Find Additional Information
     We file annual, quarterly, and current reports, proxy, and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov. Our public filings are also available to the public from commercial document retrieval services.

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     Householding Of Information Statement
     Some banks, brokers, and other record holders may participate in the practice of “householding” information statements. This means that, unless stockholders give contrary instructions, only one copy of this Information Statement may be sent to multiple stockholders sharing an address. The Company will promptly deliver a separate copy of this document to any stockholder at a shared address upon written or oral request by such stockholder at the following address or telephone number: Champion Communication Services, Inc., 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380, Attn: Chief Financial Officer, telephone (281) 362-0144. Any stockholder who wants to receive a separate copy of this Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact such stockholder’s bank, broker, or other record holder, or such stockholder may contact the Company at the above address or telephone number.

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APPENDIX A
ASSET PURCHASE AGREEMENT
THIS ASSET PURCHASE AGREEMENT (“Agreement”) is made as of February 13, 2007 (the “Effective Date”), by and between FleetTalk Partners, Ltd., whose primary address is 710 Country Club Road, Crystal Lake, IL 60014-5609 (“Buyer”), and Champion Communication Services, Inc., whose primary address is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380 (“Seller”) (each is referred to in this Agreement as a “Party” and collectively the “Parties”).
RECITALS
Seller holds the licenses (“Licenses”) listed on Schedule A attached hereto that have been granted by the Federal Communications Commission (“FCC”) to operate certain Private Mobile Radio Service (“PMRS”) station(s) listed on Schedule A (“Stations”), and is the owner and operator of such Stations;
Seller desires to assign the License(s) to Buyer upon grant of all requisite FCC consents and Buyer desires to be assigned the License(s), and Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all Seller’s right, title and interest in and to the Licenses and the assets listed on Schedule A (“Schedule A Assets”) (the Licenses and Schedule A Assets, collectively, the “Purchased Assets”); and
Seller and Buyer desire to enter into this Agreement to cause the purchase and sale of the Purchased Assets free and clear of all liens and encumbrances, and to cause the assignment of the License(s), pursuant to the terms set forth herein.
Now, therefore, in consideration of the covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties (as defined below), intending to be legally bound hereby, agree as follows:
ARTICLE I
DEFINITIONS
The following capitalized terms, as used in this Agreement, shall have the meanings set forth in this Article:
“Act” means the Communications Act of 1934, as amended, 47 U.S.C. §§ 151 et seq. (2004).
“Agreement” means this Asset Purchase Agreement, together with its schedules, exhibits, annexes, appendices, and other documents referred to hereunder, as the same may be amended or modified in accordance with the terms hereof.
“Assignment Application” means the FCC Form 603, or other appropriate applications or documentation, to be completed by the Parties requesting FCC consent to the assignment of the License(s) from Seller to Buyer or its designee.
“Bankruptcy” means with respect to any Party: (i) the making by the Party of a general assignment for the benefit of creditors or an admission in writing of the Party’s inability to pay its debts when due; (ii) the commencement by or against the Party of any liquidation, dissolution, bankruptcy, reorganization, insolvency, or other proceeding for the relief of financially distressed debtors, or the appointment for the Party, or for a substantial part of the Party’s assets, of a receiver, liquidator, custodian, or trustee, and if any of the events referred to in this item (ii) occur involuntarily, the failure of the same to be dismissed, stayed, or

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discharged within ninety (90) days; or (iii) the entry of an order for relief against the Party under Chapter 11 of the United States Bankruptcy Code.
“Closing” means the consummation of the transaction contemplated in this Agreement in accordance with its provisions.
“Closing Date” means the date on which the Closing occurs.
“FCC Consent” means the action taken by the FCC granting its consent to the assignment of the Licenses contemplated by this Agreement.
“Final Order” means that forty (40) days shall have elapsed from the effective date of the FCC Consent without the filing of any adverse request, petition or appeal by any third party or by the FCC on its own motion with respect to the FCC Consent, or any resubmission of any Assignment Application, or, if challenged, the FCC Consent shall have been reaffirmed or upheld and the applicable period for seeking further administrative or judicial review shall have expired without the filing of any action, petition, or request for further review.
“Indemnified Buyer Group” means Buyer and its officers, directors, employees, agents, shareholders and affiliates.
“Indemnified Seller Group” means Seller and its officers, directors, employees, agents, shareholders and affiliates.
“Interim Closing” means the effective date of this Agreement, the Spectrum Lease Agreement, and the Management Agreement.
“Liens” means all liens, liabilities, claims, mortgages, obligations, restrictions, or other encumbrances of any kind or nature, whether absolute, legal, equitable, accrued, contingent or otherwise, including, without limitation, any rights of first refusal.
“Management Agreement” shall have the meaning set forth in Section 2.09.
“Party” or “Parties” mean the parties to this Agreement or their successors and permitted assigns.
“Partial Closings” means any Closing at which less than all the Purchased Assets are conveyed, less than all the License(s) are assigned, or less than the full Closing Payment is tendered.
“Person” means an individual, corporation, association, partnership, joint venture, trust, estate, or other entity or organization, other than either Party.
“Purchase Price” means the aggregate price paid for the Purchased Assets set forth in Section 2.06.
“Purchased Assets” means the Licenses and the Schedule A Assets (including the stations, equipment and Station Contracts).
“Rules” means the relevant rules and regulations of the FCC.
“Spectrum Lease Agreement” shall have the meaning set forth in Section 2.08.

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“Station(s)” mean the facilities licensed under the call sign(s) listed on Schedule A.
“Station Contracts” means the site leases, management contracts, and other contractual obligations listed on Schedule A.
ARTICLE II
PURCHASE AND SALE OF ASSETS; ASSIGNMENT OF LICENSES
     2.01 Recitals. The foregoing Recitals are true and correct and form a part of this Agreement.
     2.02 Interim Closing. The Parties agree that no later than February 28, 2007, they shall have executed the Spectrum Lease Agreement and the Management Agreement, and Seller shall have provided to Buyer all equipment and other information required under the Spectrum Lease Agreement and the Management Agreement (the “Interim Closing”). The date of such Interim Closing shall be referred to herein as the “Interim Closing Date.”
     2.03 Partial Closing(s). If the FCC grants its consent to the assignment of some but not all of the License(s), Seller may request and Buyer may not unreasonably refuse a Partial Closing. The date of the Partial Closing shall be referred to herein as the “Partial Closing Date.” On the Partial Closing Date, Buyer will direct that the Escrowed Funds related to the Purchased Assets, transferred in the Partial Closing, less Eight Thousand Dollars ($8,000.00) for each License in the Washington, DC and Houston, TX markets and Four Thousand Dollars ($4,000.00) for each License in the Dallas, TX and San Francisco, CA markets (“Per License Valuation”) and Schedule A Assets related to such Licenses as to which FCC consent has not yet been granted (each an “Unassigned License”), be released to the Seller (“Partial Closing Payment”). Notwithstanding any Partial Closing, this Agreement shall remain in full force and effect until: (i) all the License(s) are assigned by Seller to Buyer; (ii) all the Purchased Assets are conveyed by Seller to Buyer; (iii) the full amount of the Purchase Price is released from the Escrowed Funds to the Seller, subject to Section 2.06(c) below; (iv) this Agreement is otherwise terminated as provided in Article VIII hereof; or as described in Article 2.06(c).
     2.04 Purchase and Sale of Assets; Assignment of License(s). Subject to the terms and conditions hereof and pursuant to a Bill of Sale, Assignment and Assumption Agreement, a form of which is attached hereto as Schedule B, on the Closing Date Seller shall assign, transfer, sell, convey and deliver to Buyer or its designee all Seller’s right, title and interest in and to the Purchased Assets, free and clear of all Liens, and shall assign and deliver to Buyer or its designee the License(s), for the Purchase Price, as set forth in Section 2.05(c) herein.
     2.05 Assumption of Liabilities. Buyer is not assuming and shall not be responsible for any liabilities or obligations of Seller, whether arising out of or in connection with the Purchased Assets or Licenses, except for the obligations relating to the Purchased Assets and the Licenses for the period on and after the Closing Date. Such assumed liabilities are specifically set forth on Schedule A.
     2.06 Purchase Price. Buyer shall pay Two Million Fifty Thousand Dollars ($2,050,000.00) (“Purchase Price”) to Seller for the Purchased Assets, in readily available funds, as follows:
          (a) Buyer already has delivered a deposit equal to ten percent (10%) of the Purchase Price in the amount of Two Hundred Five Thousand Dollars ($205,000.00) (the “Down Payment”) in the form of a wire transfer to Cold Creek Consulting, Inc. Escrow Account. The Down Payment has been deposited into a joint order escrow held by Cold Creek Consulting, Inc. (the “Escrow”) pursuant to the Escrow Agreement, a form of which is attached hereto as Schedule C.

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          (b) At the Interim Closing, Buyer shall deposit, into the Escrow, ninety percent (90%) of the Purchase Price (“Additional Deposit”) (the Down Payment and the Additional Deposit are collectively referred to as the “Escrowed Funds”).
          (c) At the Closing, except as otherwise set forth in this Section 2.06 or in Section 6.04 below, Buyer shall pay to Seller the Purchase Price by directing that the Escrowed Funds, less the Partial Closing Payment, if any, together with interest accrued thereon after the Interim Closing, shall be distributed to Seller. If any License cannot be assigned to Buyer as of December 31, 2007, Seller shall refund to Buyer the Per License Valuation associated with the Unassigned License(s).
     2.07 Spectrum Lease Agreement. Upon execution of this Agreement, the Parties also shall execute a Short-Term De Facto Transfer Spectrum Lease Agreement (“Spectrum Lease Agreement”), a form of which is attached hereto as Schedule D. In consideration of Seller permitting Buyer to operate the Stations specified on Schedule A of the Spectrum Lease Agreement, Buyer shall be obligated under the Spectrum Lease Agreement to pay Seller Twenty-Six Thousand Dollars ($26,000.00) (“Lease Fee”) for each full month from the Effective Date of the Spectrum Lease Agreement until the Closing Date of this Agreement or until termination of this Agreement under Article VIII herein (“Lease Fee Payment Period”). The Purchase Price to be paid at the Closing shall be reduced by any Lease Fee payments made by Seller to Buyer prior to the Closing Date. The Lease Fee shall be paid from the funds in the Escrow pursuant to the terms of the Escrow Agreement.
     2.08 Management Agreement. Upon execution of this Agreement, the Parties also shall execute a Management Agreement, a form of which is attached hereto as Schedule E. In consideration of Seller permitting Buyer to operate the Stations specified on Schedule A of the Management Agreement, Buyer shall be obligated under the Management Agreement to pay Seller ten dollars ($10.00) for each full month from the Effective Date of the Management Agreement until the Closing Date or until termination of this Agreement.
ARTICLE III
REPRESENTATION AND WARRANTIES
     3.01 Seller’s Representations and Warranties. Except as otherwise set forth in Schedule A, Seller hereby represents and warrants to Buyer that, as of the Effective Date and as of the Closing Date: (i) Seller or its affiliate is the lawful, beneficial and exclusive owner of the Purchased Assets, and Seller will have the unrestricted right to sell or cause the sale of such Purchased Assets and to assign the Station Contracts to Buyer free and clear of all Liens; (ii) this Agreement has been duly authorized and approved by all required corporate action of Seller; (iii) neither the execution nor the delivery of this Agreement nor the consummation of the transaction contemplated hereby will conflict with, or result in any violation or default under, any term of the articles of incorporation, organizational documents, or by-laws of Seller, or any agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Seller is bound; (iv) the Schedule A Assets are in good working order and repair, subject to ordinary wear and tear, and are sufficient to operate the Stations as currently operated by Seller and to the best of Seller’s knowledge there are no material changes in the Equipment transferred with the systems as listed on the summary of Equipment attached to Schedule A; (v) Seller is the lawful grantee of the Licenses and has the right, upon grant of FCC Consent thereto, to assign the Licenses to Buyer; (vi) the Licenses are valid and in good standing with the FCC, and Seller is in compliance in all material respects with all statutes, rules, and regulations concerning construction, loading, and spacing of the Licenses or the facilities associated therewith, and all other federal statutes, Rules, regulations, and policies of the FCC applicable to Seller, the Licenses, or the Stations (collectively, the “Laws”); (vii) the Stations are not currently short-spaced by any third party (unless otherwise noted), nor, after the execution of this Agreement by both Parties, will they be

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short-spaced by any third parties, nor will they be subject to or operating under any agreement encumbering any of the Licenses or any FCC waiver of otherwise applicable Laws; (viii) there is no pending or, to the best of Seller’s knowledge, threatened action by the FCC or any other governmental agency or third party to suspend, revoke, terminate or challenge any of the Licenses or otherwise investigate the operation of the Stations; (ix) no person or entity holds or has been granted a right of first refusal or other right or option to purchase the Purchased Assets, the Stations or any part thereof; (x) the Stations are fully constructed and operational as required by the Laws; (xi) Seller is not in default under any of the Station Contracts; (xii) all Station Contracts and customer contracts are fully assignable by Seller to Buyer, and the Seller has obtained all necessary third party consents to the assignment thereof; and (xiii) Seller has paid all applicable federal, state and local taxes due and/or payable with respect to the operation of the systems prior to the Interim Closing.
     3.02 Buyer’s Representations and Warranties. Buyer hereby represents and warrants to Seller that, as of the Effective Date and as of the Closing Date: (i) Buyer is duly organized and in good standing under the laws of the state of its organization as well as all other states in which it transacts business; (ii) this Agreement has been duly authorized and approved by all required corporate action of Buyer; (iii) Buyer is financially and legally able to meet its obligations hereunder; and (iv) neither the execution nor the delivery of this Agreement nor the consummation of the transaction contemplated hereby will conflict with, or result in any material violation or default under, any term of the articles of incorporation or by-laws of Buyer, or any agreement, mortgage, indenture, license, permit, lease or other instrument, judgment, decree, order, law or regulation by which Buyer is bound.
ARTICLE IV
COVENANTS
     4.01 Seller’s Covenants. Seller hereby covenants and agrees that from the Effective Date until the Closing:
          (a) Conduct of Business. Seller shall: (i) maintain and preserve, or cause to be maintained and preserved, the Purchased Assets, and conduct, or cause to be conducted, the business of the Station(s), in a reasonable and prudent manner, in the ordinary and usual course, and consistent with industry practice; (ii) not enter into any lease or other material agreement with respect to the Purchased Assets other than the leases and agreements already entered into, without the prior written consent of Buyer; (iii) not create, assume or incur any indebtedness with respect to the Purchased Assets without the prior written consent of Buyer; (iv) not sell, transfer, dispose of, or create or suffer any Lien on any of the Purchased Assets without the prior written consent of buyer; (v) not take or cause to be taken any other action which would have a material adverse effect on any of the Purchased Assets, including, without limitation, the value or condition thereof; (vi) satisfy, and obtain the release of, all Liens, if any, not assumed by Buyer; and (vii) take all necessary actions to maintain the continued validity of the License(s).
          (b) No Shop. Neither Seller, nor any of its agents, shall take any action, directly or indirectly, to solicit indications of interest in, or offers for, the sale of the Purchased Assets or assignment of the License(s), from any Person. Seller shall promptly inform Buyer of any offers or solicitations to purchase any of the Purchased Assets or be assigned any of the License(s), including the terms thereof, made by any third party.
          (c) Further Assurances. Seller shall execute and deliver such other instruments of transfer and take such other action as Buyer may reasonably request in order to put Buyer in possession of, and to vest in Buyer good, valid, and unencumbered title to the Purchased Assets in accordance with this Agreement and to consummate the transaction contemplated by this Agreement.

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     4.02 Buyer’s Covenants. Buyer shall execute and deliver such other instruments of transfer and take such other action as may be reasonably necessary to consummate the transaction contemplated by this Agreement.
     4.03 Covenants of Both Parties. The Parties each covenant and agree that:
          (a) Assignment Application. Promptly following the Effective Date, but in no event later than five (5) business days thereafter, the Parties shall prepare and jointly file with the FCC their respective portions of the Assignment Application.
          (b) Disclosure to Parties. If either Party should become aware, prior to the Closing, that any of its representations, warranties or covenants is inaccurate or incapable of being performed, such Party shall promptly give written notice of such inaccuracy or incapability to the other Party; provided, however, that nothing contained in this Section 4.03(b) shall relieve the Party bound by such representation, warranty or covenant from complying with such representation, warranty, or covenant.
          (c) Confidentiality. Except as otherwise required by law, by court or by governmental order, neither Party shall disclose, or allow to be disclosed, any confidential information of the other Party, except to each Party’s officers, directors, and attorneys, accountants, and employees involved in this transaction, and only then on the condition that such individuals not disclose the information disclosed to them.
          (d) Spectrum Lease Agreement; Management Agreement. The Parties covenant to comply with the terms and conditions of the Spectrum Lease Agreement, the Management Agreement, and with applicable Laws.
ARTICLE V
CLOSING CONDITIONS
     5.01 Conditions to Buyer’s Obligations. Buyer’s obligations to perform hereunder shall be subject to the satisfaction by Seller, or waiver in writing by Buyer, of each of the following conditions precedent at or prior to the Closing:
          (a) Representations, Warranties and Obligations. All Seller’s representations and warranties contained in this Agreement shall be true and correct in all material respects as of the Closing Date. Seller shall have performed and complied with all its covenants and obligations under this Agreement in all material respects.
          (b) Third Party Consents. Seller shall have obtained and delivered to Buyer or its designee all necessary consents and approvals of third parties or governmental authorities (including, without limitation, any approvals required by any Canadian governmental authorities or the TSX Venture Exchange under applicable Canadian securities laws) to permit Buyer to acquire the Purchased Assets without the addition of any condition which would, in the opinion of Buyer, have an adverse effect on any of the Purchased Assets. Seller also shall have made all registrations, qualifications, declarations, or filings with, or notices to, any federal, state or local governmental authority or other third party required on the part of Seller in connection with the execution of this Agreement or the consummation of the transaction contemplated hereby.

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          (c) FCC Consent. The FCC shall have granted its consent to the assignment of the Licenses to Buyer or its designee without the addition of any condition that would have a material adverse effect on the Licenses, and that such grant shall have become a Final Order.
          (d) Liens and Indebtedness. All Liens and indebtedness with respect to the Purchased Assets shall have been released to Buyer’s satisfaction.
          (e) Stockholder Approval. This Agreement and the transaction contemplated hereby shall be approved by the stockholders of Seller by the requisite vote under applicable law and Seller’s Certificate of Incorporation, and Seller shall have met all filing and other requirements under Section 14(c) of the Securities Act of 1934, as amended, in connection with Seller’s filing of an Information Statement with the S.E.C. pursuant to Regulation 14C promulgated thereunder.
     5.02 Conditions to Seller’s Obligations. Seller’s obligations to perform hereunder shall be subject to the satisfaction by Buyer, or waiver in writing by Seller, of the following conditions precedent at or prior to the Closing:
ARTICLE VI
TRANSFER OF OPERATING RIGHTS; CLOSINGS
     6.01 Transfer of Operating Rights. On the Effective Date of this Agreement, the Parties shall execute the Spectrum Lease Agreement and the Management Agreement. The Spectrum Lease Agreement and the Management Agreement shall be effective no later than March 1, 2007.
     6.02 Closing. The Closing hereunder shall take place at the offices of Seller, located at 1610 Woodstead Ct. #330, The Woodlands, Texas, at 10:00 AM local time, on the first business day after the later of: (i) subject to Section 2.06(c) herein, the date on which the grant of the FCC Consent becomes a Final

7

Order (unless such condition precedent to closing is waived by the Parties); or (ii) the satisfaction of all other conditions specified in Article V hereof with respect to the Purchased Assets; or (iii) on such other date and/or at such other place as may be mutually agreed upon by the Parties in writing.
     6.03 Seller’s Deliveries. At the Closing, Seller shall deliver to Buyer copies of the following documents: (i) all consents and approvals obtained; (ii) all registrations, qualifications, declarations, filings and notices made pursuant to Section 5.01 of this Agreement; and (iii) all applicable instruments of sale and assignment and such other documents or instruments required to effectuate the transaction contemplated hereby.
     6.04 Buyer’s Deliveries. At the Closing, Buyer shall deliver to Seller: (i) all applicable instruments of sale and assignment and such other documents or instruments required to effectuate the transaction contemplated hereby; and (ii) the Purchase Price (less any reductions thereto made pursuant to Sections 2.06 and 2.08 herein) and direction to distribute the appropriate amount of Escrowed Funds, together with interest accrued thereon after the Interim Closing, as provided in Section 2.06(b) herein.
     6.05 Prorations and Post-Closing Adjustments. Except as otherwise set forth in the Spectrum Lease Agreement, appropriate proration as of the close of business on the Closing Date shall be made with respect to ongoing items of cost and expense relating to the Purchased Assets including estimated property tax assessments. Such prorations shall be determined by Seller with Buyer’s cooperation and settled in cash no later than thirty (30) days after the Closing Date.
ARTICLE VII
INDEMNIFICATION
     7.01 Indemnification by Seller. Seller shall defend, indemnify and hold the Indemnified Buyer Group harmless from and against all direct losses, liabilities, damages, costs or expenses (including the reasonable attorney’s fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of any act or omission of Seller with respect to the transaction contemplated hereby, including, without limitation: (a) the breach of any representation, warranty or covenant made by Seller herein or in accord herewith; (b) any claim arising out of the business of operating the Stations prior to the Closing, whether made before or after the Effective Date; or (c) any litigation, proceeding or governmental investigation, whether commenced before or after the Effective Date, arising out of the business of operating the Stations prior to the Closing.
     7.02 Indemnification by Buyer. Buyer shall defend, indemnify and hold the Indemnified Seller Group harmless from and against all direct losses, liabilities, damages, costs or expenses (including reasonable attorney’s fees, penalties and interest) payable to or for the benefit of, or asserted by, any party resulting from, arising out of, or incurred as a result of any act or omission of Buyer with respect to the transaction contemplated hereby, including, without limitation: (a) the breach of any representation, warranty or covenant made by Buyer herein or in accord herewith; (b) any claim arising out of the business of operating the Stations after the Closing; or (c) any litigation, proceeding or governmental investigation arising out of the business of operating the Stations after the Closing.
     7.03 Notice of Claims. A Party (the “Indemnified Party”) shall give prompt written notice to the other Party (the “Indemnifying Party”) of any claim against the Indemnified Party which might give rise to a claim by it against the Indemnifying Party based upon the indemnity provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof; provided, however, that failure to give such notice shall not affect the obligations of the Indemnifying Party to provide indemnification in

8

accord with the provisions of this Article VII unless, and only to the extent that, such Indemnifying Party is actually prejudiced thereby.
     7.04 Right to Defend. In the event that any action, suit or proceeding is brought against any member of the Indemnified Seller Group or the Indemnified Buyer Group with respect to which any Party may have liability under the indemnification provisions contained herein: (a) the Indemnifying Party shall have the right, at its sole cost and expense, to defend such action in the name of or on behalf of the Indemnified Party; (b) in connection with any such action, suit or proceeding, the Parties shall render to each other such assistance as reasonably may be required in order to ensure the proper and adequate defense of any such action, suit or proceeding; and (c) an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate because of actual or potential differing interests between such Indemnified Party and any other party represented by such counsel.
     7.05 Settlement. Neither Party shall make any settlement of any claim which might give rise to liability of the other Party under the indemnification provisions contained herein without the written consent of such other Party, which consent such other Party covenants shall not be unreasonably withheld.
     7.06 WARRANTIES; LIMITATIONS ON RECOVERY.
          (a) ALL THE EQUIPMENT RELATED TO THE PURCHASED ASSETS ARE BEING SOLD “AS IS” AND “WHERE IS.” BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER HAS NOT MADE, AND SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS OF ANY KIND OR CHARACTER REGARDING ANY ASPECT OF THE EQUIPMENT RELATED TO THE PURCHASED ASSETS. HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE EQUIPMENT RELATED TO THE PURCHASED ASSETS, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE EQUIPMENT RELATED TO THE PURCHASED ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. BUYER ACKNOWLEDGES THAT BUYER IS ACQUIRING THE EQUIPMENT RELATED TO THE PURCHASED ASSETS “AS IS” AND “WHERE IS” AS OF THE CLOSING DATE, WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES AS TO THE FITNESS, MERCHANTABILITY, OR CONDITION FO THE EQUIPMENT RELATED TO THE PURCHASED ASSETS OR AS TO ANY OTHER MATTER.
          (b) NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY, BY INDEMNIFICATION OR OTHERWISE, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES OF ANY KIND INCURRED BY SUCH OTHER PARTY.
ARTICLE VIII
TERMINATION
     8.01 Termination Not Due to Breach. This Agreement may be terminated (a) at any time by mutual written consent of Seller and Buyer, or (b) unless the period within which the Interim Closing is to occur is extended by mutual written consent of the Parties at any time after February 28, 2007, by either Party if the Interim Closing has not occurred and provided that the terminating Party is not then and has not been in breach of the Agreement. If the Agreement is terminated under Section 8.01(a) prior to February 28, 2007, or under Section 8.01(b), Seller shall direct the Escrowed Funds, together with accrued interest thereon less the Down Payment, to be distributed to Buyer. If this Agreement is terminated at any time after the Interim

9

Closing and such termination is not the result of a breach of this Agreement by one of the Parties, Buyer shall pay Seller the Lease Fee for each full and partial month of the Lease Fee Payment Period, and Seller shall distribute the balance of the Escrowed Funds, together with interest accrued thereon less the Down Payment, to Buyer, and all such payments shall be made within thirty (30) days after termination. However, if the Agreement is terminated due to a Party’s breach, the provisions of Sections 8.02 and 8.03 shall apply.
     8.02 Termination Due to Breach by Buyer. In the event that Buyer fails to comply with any material term or obligation or breaches any representation or warranty contained in this Agreement in any material respect and does not cure such failure within thirty (30) days of receiving written notice from Seller thereof (“Notice of Breach”), then Seller may, at its option, by written notice to Buyer, terminate this Agreement as of the date of the Notice of Breach. If the Agreement is terminated under this Section 8.02, Buyer shall pay Seller the Lease Fee for each full and partial month of the Lease Fee Payment Period, and Seller shall distribute the balance of the Escrowed Funds, together with interest accrued thereon less the Down Payment, to Buyer, and all such payments shall be made within thirty (30) days after termination.
     8.03 Termination Due to Breach By Seller. In the event that Seller fails to comply with any material term or obligation or breaches any representation or warranty contained in this Agreement in any material respect and does not cure such failure within thirty (30) days of receiving a written Notice of Breach from Buyer, then Buyer may, at its option, by written notice to Seller, terminate this Agreement as of the date of the Notice of Breach. If the Agreement is terminated under this Section 8.03, Buyer shall pay Seller the Lease Fee for each full and partial month of the Lease Fee Payment Period, and Seller shall distribute the balance of the Escrowed Funds, together with interest accrued thereon, to Buyer, and all such payments shall be made within thirty (30) days after termination.
     8.04 Other Agreements. In the event this Agreement is terminated, the Spectrum Lease Agreement and the Management Agreement shall terminate as of the date that the termination of this Agreement is effective.
ARTICLE IX
GENERAL PROVISIONS
     9.01 Expenses. Except as otherwise expressly provided herein, each Party shall pay its own expenses (including, without limitation, the fees and expenses of its agents, representatives, counsel, and accountants) incidental to the negotiation, drafting, and performance of this Agreement, including, without limitation, the preparation of the applicable sections of the Assignment Application. Buyer shall pay all sales, property and transfer taxes and filing fees for the Assignment Application(s) and the application for approval for the Spectrum Lease Agreement, if any, applicable to the sale of the Purchased Assets to Buyer.
     9.02 Miscellaneous. This Agreement is the entire agreement between the Parties with respect to the subject matter herein and supersedes all prior agreements. This Agreement may not be assigned to any third party or amended, and no provisions herein may be waived, without the prior written consent of both Parties. This Agreement may be executed in counterpart originals, in which case the effect shall be the same as if both Parties had executed the same document. Neither Party shall be liable to the other Party for any failure to perform hereunder due to a force majeure event. Both Parties shall comply with all applicable Laws. If any provision of this Agreement is determined invalid or illegal, such provision shall be fully severable, and the remainder of the Agreement shall remain in full force and effect. any notice or communication must be in writing and given by depositing the same in the U.S. mail, addressed to the Party to be notified at the address first listed above, postage prepaid and registered or certified with return receipt requested or mailing the same via overnight delivery, or by delivering the same in person. The Parties agree that they shall not bind each other to any contract with third parties which might create liability in either Party

10

for damages arising out of the transactions contemplated herein. This Agreement does not constitute and shall not be construed as constituting an agency, a partnership or joint venture between the Parties, and neither Party shall have the right to obligate or bind the other Party in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons. Nothing herein authorizes, or is intended to authorize, either Party to execute any document for or on behalf of the other Party. The representations, warranties, covenants and agreements made by Seller and Buyer shall survive the Closing, and shall be fully enforceable at law or in equity against such other Party and its successors and assigns for a period of two (2) years after the Closing Date. The rights and obligations under this Agreement shall survive any merger or sale of a Party and shall be binding upon the successors and permitted assigns of each party. Time is of the essence in this Agreement.
     9.03 Applicable Law; Remedies.
          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without reference to conflicts of laws rules that might require application of laws of another jurisdiction. Any suit, action, or proceeding with respect to this Agreement shall be brought in the courts of Harris County in the State of Texas, or in the U.S. District Court for the Southern District (Harris Division) of Texas. The Parties hereby accept the exclusive jurisdiction of those courts for the purpose of any suit, action, or proceeding brought hereunder.
          (b) All disputes under this Agreement, which cannot be resolved amicably, shall be submitted to binding arbitration under the then existing Commercial Arbitration Rules of the American Arbitration Association. Arbitration proceedings shall be held in Houston, Texas, or in a location mutually agreed upon by the Parties. The Parties may agree on an arbitrator; otherwise, there will be a panel of three (3) arbitrators, one (1) named in writing by each Party within twenty (20) days after either Party serves a notice of arbitration on the other Party, and the third named in writing by the other two (2) arbitrators so appointed by the Parties, within ten (10) days after the two (2) arbitrators selected by the Parties are named. No person financially interested in this Agreement or in either Party may serve as an arbitrator. The costs of the arbitration imposed by the arbitrators and the fees of the arbitrator or arbitrators shall be assessed against the losing party to the arbitration. The decision of the arbitrator or arbitrators will be final, conclusive, and binding on both Parties, and judgment thereon may be entered and enforced in any court of competent jurisdiction.
          (c) Except as set forth in Section 9.03(b) herein with respect to arbitration of any disputes, each Party acknowledges and recognizes that a violation or threatened violation of the restrictions, agreements or covenants contained herein shall cause irreparable damage to the other Party, and that the other Party shall have no adequate remedy at law for such violation or threatened violation. Notwithstanding anything to the contrary contained herein, each Party agrees that the other Party shall be entitled, in addition to any other rights or remedies it might have, to obtain specific performance or injunctive relief in order to enforce this Agreement or prevent a breach or further breach of any specific provision hereof, without the necessity of proving actual damages. Such right to specific performance or injunction shall be in addition to the other Party’s right to bring an action for damages or to exercise any other right or remedy available to the other Party as a result of any breach hereunder. The other Party shall be entitled to costs and expenses, including reasonable attorneys’ fees, incurred in enforcing its rights under this Agreement.

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     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

CHAMPION COMMUNICATION SERVICES, INC.		FLEETTALK PARTNERS, LTD.

By: Title:	/s/ Albert F. Richmond Chairman	By: Title:	/s/ Robert McGowan President
Date:	February 13, 2007	Date:	February 13, 2007

By: Title:	/s/ Pamela R. Cooper Executive Vice President
Date:	February 13, 2007

12

SCHEDULE A
ASSETS PURCHASED & ASSUMED LIABILITIES

13

SCHEDULE B
BILL OF SALE, ASSIGNMENT & ASSUMPTION AGREEMENT

14

SCHEDULE C
FORM OF ESCROW AGREEMENT

15

SCHEDULE D
FORM OF SHORT TERM DE FACTO TRANSFER SPECTRUM LEASE AGREEMENT

16

SCHEDULE E
FORM OF MANAGEMENT AGREEMENT

17

APPENDIX B

1

United States Securities and Exchange Commission
Washington, D. C. 20549
Form 10-KSB

☑	Annual Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
for the Fiscal Year Ended December 31, 2006.
or

☐	Transition Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
for the Transition Period From                      to
Commission File Number 001-12565
Champion Communication Services, Inc.

Delaware	76-0448005
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

1610 Woodstead Court, Suite 330
The Woodlands, Texas	77380
(Address of Principal Offices)	(Zip Code)
(281) 362-0144
(Issuer’s Telephone Number, including area code.)
Securities registered under Section 12(b) of the Exchange Act:

Title of Each Class None	Name of Exchange on which Registered None
Securities registered under Section 12(g) of the Exchange Act:

Title of Each Class	Name of Exchange on which Registered
Common Stock, par value $.01 per share	None
Check whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter periods that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☑ No ☐
Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B, and no disclosure will be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of the Form 10-KSB or any amendment to this Form 10-KSB. ☑
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑
State issuer’s revenues for its most recent fiscal year: $1,186,329
State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the stock was sold, or the average bid and ask prices of such stock, as of a specified date within the past 60 days. (See definition of affiliate in Rule 12b-2 of the Exchange Act.)
As of March 21, 2007, there were 4,483,802 shares of common stock, $0.01 par value, of the registrant outstanding. The aggregate market value of the voting stock held by non-affiliates of the registrant as of March 21, 2007 was $746,356 based upon the average bid and ask price of the common stock on such date of U.S. $0.345 per share. For purposes of this computation, all executive officers, directors and 10% stockholders were deemed affiliates. Such a determination should not be an admission that such executive officers, directors or 10% stockholders are affiliates.
Transitional Small Business Disclosure Format (Check one): Yes ☐ No ☑

Champion Communication Services, Inc. and Subsidiaries

Glossary of Terms
Terms used herein, even if not capitalized, have the following meanings:

Airtime Charges	Charges to users of wireless communications services based on the actual minutes of use.

Analog	A transmission method employing a continuous (rather than pulsed or digital) electrical signal that varies in amplitude or frequency in response to changes in sound or other input impressed on a transducer in the sending device. Current SMR technology primarily uses analog transmission.

Bandwidth	The relative range of frequencies that can be passed through a transmission medium between two defined limits without distortion. The greater the bandwidth, the more information the medium can carry. Bandwidth is measured in Hertz.

Base Station	A station located at a specified site authorized to communicate with mobile stations.

Basic Trading Area (“BTA”)	As defined by Rand McNally, one of 492 rural areas used for PCS licensing.

Channel	A pathway for the transmission of information between a sending point and a receiving point; also referred to as “frequency.” In SMR, a channel refers to a set of paired send and receive frequencies. Thus, a five-channel 800 MHz SMR actually has 10-25 kHz channels: five send channels and five receive channels.

Co-channel	Relates to the authorization or operation of two transmitters on the same frequency, normally separated by some defined distance. Co-channel operators may not interfere with each other unless separated by sufficient distance or operated in a coordinated manner.

Commercial Mobile Radio Service (“CMRS”)	Mobile services licensed by the FCC that are provided for profit, are interconnected to the PSN and are available to the general public on a non-discriminatory basis. These CMRS providers historically have been referred to as “common carriers.”

Community Repeater (“CR”)	Conventional two-way radio systems licensed by the FCC that consist of a control station, a repeater station and mobile and/or portable radios. The repeater is shared by otherwise unrelated users.

Conventional System	A method of operation in which one or more radio frequency channels are assigned to mobile and base stations but are not employed as a trunked group. A conventional system allows an end user the use of only a single channel. If someone else already is using that end user’s assigned channel, the end user must wait until the channel is available.

Digital	A method of storing, processing and transmitting information through the use of distinct electronic or optical pulses. Digital transmission and switching technologies employ a sequence of discrete, distinct pulses to represent information, as opposed to the continuously variable analog signal.
i

Dispatch	A service provided to customers who want to transmit and receive short messages to and from a fleet of vehicles operating within range of the system’s repeater.

800 MHz (“SMR”)	As a group, the 280 channels of trunked SMR frequencies in the 800 MHz band with 25 kHz channel bandwidth. Some cellular radio frequencies are also in the 800 MHz band. Radio equipment used for 800 MHz SMRs is not compatible with radio equipment used for 900 MHz SMRs.

Enhanced Specialized Mobile Radio (“ESMR”)	SMR multi-site digital networks, which are designed to provide integrated telecommunications services, including wireless, telephone, paging, data transmission and dispatch services. ESMR generally is used as a dispatch technology, although it also may be interconnected with the PSN to provide mobile telephone services. Champion does not provide ESMR services.

FCC	Federal Communications Commission.

450-512 MHz Band	450-470 MHz — A group of frequencies operating with a narrow channel bandwidth, which is shared with an unlimited number of users (co-channel operation) utilizing an unlimited number of units. Thus, user exclusivity on a particular frequency during a call is currently not achievable in this band.

470-512 MHz — A group of frequencies operating with a narrow channel bandwidth, an unlimited number of users, and a limited number of units. Thus, user exclusivity on a particular frequency during a call is currently achievable in this band.

Global Positioning System (“GPS”)	A worldwide radio-navigation system of satellites. GPS uses these satellites as reference points to calculate accurate physical positions.

Hertz	The unit for measuring the frequency with which an electromagnetic signal cycles through the zero-value state between lowest and highest state. One Hertz (abbreviated Hz) equals one cycle per second; kHz (kilohertz) stands for thousands of Hertz; MHz (megahertz) stands for millions of Hertz.

Loading	The capacity utilization of a land mobile communications system. The FCC requires licensees of PMRS systems to load a specified number of units per channel within a certain time frame or before certain actions can be taken. If a licensee does not meet this loading requirement, the FCC may take back a proportionate number of the licensee’s unloaded channels.

Logic Trunked Radios (“LTR”)	A technology commonly used in Trunked Systems.

Major Metropolitan Areas	Metropolitan areas (as defined by the U.S. Office of Management and Budget) with a population of 1,000,000 or more.

Major Trading Areas (“MTAs”)	Service areas based on the 47 areas contained in Rand McNally’s 1992 Commercial Atlas and Marketing Guide, 123rd Edition, except that: (1) Alaska is separate from Seattle, (2) Guam and Northern Mariana Islands are licensed as a single area, (3) Puerto Rico and the United States Virgin Islands are licensed as a single area, and (4) American Samoa is licensed as a single MTA-like area. These modifications by the FCC resulted in a total of 51 MTAs. A MTA license authorizes a specific block of SMR Spectrum in one (1) of 51 MTAs.

900 MHz SMR	As a group, the 200 channels of trunked SMR frequencies in the 900 MHz band with 12.5 kHz channel bandwidth. The FCC initially licensed these channels only in the top 50 markets. The FCC has auctioned all 900 MHz SMR channels for every MTA.

Paging	A one-way communications service licensed by the FCC that operates from a base station to mobile or fixed receivers and that provides signaling or information transfer by such means as tone, tone-voice, tactile or optical readout. Paging services are provided on several bands, including the 450-512 MHz and 900 MHz bands.

Personal Communication Services (“PCS”)	A wireless communication technology licensed by the FCC. It operates on the 900 MHz (narrowband) and on the 2 GHz (broadband) frequency bands. PCS is a radio communications service using mobile and ancillary fixed communication technologies to provide services for industry and business. This service can be integrated with a variety of competing networks. A broadband PCS, with a wider channel bandwidth, provides a greater variety of services than narrowband PCS (e.g., broadband PCS can provide full voice and data transmission, but narrowband PCS generally is limited to one-way services).

Private Mobile Radio Service (“PMRS”)	Two-way radio operations licensed by the FCC that offer dispatch and other wireless communications services. These services generally cannot be interconnected to the PSN. An operator may provide such services on a discriminatory basis. Operators that provide dispatch services in the bands below 800 MHz are regulated as PMRS licensees. These PMRS licensees historically have been referred to as “private carriers.”

Public Switched Network (“PSN”)	Historically referred to as the “Public Switched Telephone Network” or “PSTN.”

Repeater	A device which automatically retransmits received signals on an outbound circuit, generally in an amplified form.

Roam(ing)	A service offered by mobile communications providers which allows a subscriber to use a mobile phone while in the service area of another carrier.

Site	The location of a base station or repeater in a radio communications system.

Specialized Mobile Radio (“SMR”)	A radio system authorized by the FCC in which licensees provide mobile communications services (other than radio location services) in the 800 MHz and 900 MHz bands on a commercial basis to eligible entities, federal government entities and individuals. It is generally used as a dispatch technology, but also can be used to provide data and facsimile services. SMR may be interconnected with the PSN to provide telephone interconnect services. SMR is offered typically as a Trunked System but also may be offered as a Conventional System.

Spectrum	A term generally applied to the range of electromagnetic radio frequencies used in the transmission of sound, data, and television.

Switch	A device that opens or closes circuits or selects the paths or circuits to be used for transmission of information. Switching is the process of interconnecting circuits to form a transmission path between users.

Talk ‘N Track™	Champion’s service providing both voice and vehicle tracking of the units of subscribers on Champion’s LTR systems.

T-Band	The group of channels operating at 470-512 MHz previously assigned to the UHF band.

Telephone Interconnect	Connection of a telecommunications device or service to the PSN. In SMR, Telephone Interconnect refers to the service provided to a customer, which allows specified customer units to have the capability to connect directly to the PSN and thereby communicate with any other party that can be reached over the PSN.

Trunked System	A system that combines multiple channels with unrestricted access in such a manner that user demands for channels are automatically “queued” and then allocated to the first available channel. Compared to a Conventional System, this method allows for the use of frequencies by a greater number of users and provides faster access, thereby reducing the likelihood of network congestion.

UHF	An ultra high frequency in the 450 — 512 MHz bandwidth.

Unit	A base, mobile or hand held radio.

Universal Licensing Service (“ULS”)	The FCC’s electronic system for filing PMRS and other wireless applications, coordination data, and other accessory information.

Vehicle Tracking	The use of GPS and radio equipment to identify the physical location of fleet vehicles.

Wireless Local Loop (“WLL”)	A radio system providing communication from subscriber to provider without wires. This technology is especially useful in sparsely populated areas and in areas with difficult terrain. Champion’s is a high site, high power format.

PART I
ITEM 1. DESCRIPTION OF BUSINESS
     This Annual Report on Form 10-KSB includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical information provided herein are forward looking and may contain information about financial results, economic conditions, trends and known uncertainties. These “forward looking statements” include, without limitations, statements regarding our proposed asset sale and subsequent distribution of a substantial portion of the cash received. Champion cautions the reader that actual results could differ materially from those we expect, depending on the outcome of certain factors, including those factors discussed in the Section of this Annual Report on Form 10-KSB entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Champion undertakes no obligation to release to investors the result of any revisions to these forward looking statements which may be made to reflect events or circumstances after the date herein to reflect the occurrence of unanticipated events.
RECENT EVENTS — ASSET SALE
     On February 13, 2007, subsequent to the close of our year end, we entered into an Asset Purchase Agreement (“Agreement”) agreeing to sell substantially all of our assets to FleetTALK Partners, Ltd. (“FleetTAlk”) for $2,050,000. Following the execution of the Agreement, on February 13, 2007, stockholders representing 54% of our outstanding voting stock executed a written consent in lieu of a stockholders meeting approving the Agreement. FleetTALK will purchase our licenses and related assets (e.g., facilities, equipment, customers and contracts) contingent upon regulatory and other approvals and as such the closing date is uncertain. In connection with the Agreement, FleetTALK entered into a Management Agreement, under which it assumed operation of our assets beginning March 1, 2007.
     After the completion of the Asset Sale, we intend to maintain our corporate existence for some period of time. Although there are no specific plans, we expect that we may seek to find a private, operating company with which to combine. In the event that we can find and complete any such transaction, it is generally to be expected that our current owners, in the aggregate, would have a significantly reduced equity ownership of the surviving company, which could be in the range of five percent to ten percent. There can be no assurance that we can or will identify any business with which to combine, nor that any such transaction could be completed.
THE COMPANY
     Prior to entering the Agreement we provided high-powered trunked radio dispatch services in the United States. We served approximately 235 trunked dispatch customers domestically in our Major Metropolitan Areas utilizing just under 3,500 subscriber units (either radio or base stations) in four states. Our customers were principally businesses and government agencies located in our metropolitan areas
     On December 29, 2004, we executed an asset purchase agreement to sell the Illinois, Indiana and Florida regions. The sale, was effective January 1, 2005, and closed in April of 2005.
     Operators of dispatch services are regulated by the FCC as PMRS providers (i.e., private carriers) or as CMRS providers (i.e., common carriers). An operator, like Champion, provides service pursuant to a frequency-specific, site-specific FCC license. A repeater that is operated as a PMRS is subject to less stringent regulatory requirements than a CMRS provider, such as cellular and certain SMR or ESMR licensees. See “Current Business — Regulation.”

     We offered dispatch services primarily in the 470-512 MHz band, or T-Band. In the 470-512 MHz band, we operated repeaters utilizing our own FCC licenses. None of our repeaters were interconnected to the PSN. Thus our private carrier licenses are all in the PMRS category.
     In addition to dispatch services, we offered vehicle tracking solutions as an alternative to voice only which provided the subscriber with cost effective, real-time vehicle tracking and mobile data processing.
     We had previously determined through external and internal research that communication solution opportunities existed globally in developing nations, primarily in Southeast Asia. A WLL test system was operational and given preliminary approval by the Vietnamese government during 2001. Final testing and approval of this WLL system was achieved in 2002 and our first contract and installation was completed in December 2003. The difficult terrain, unpredictable weather conditions, lack of basic infrastructure in the remote areas and deficiency of qualified technical labor delayed the contract, but the field test was completed in March of 2006 and the contract completed. Although the installation was a success, the opportunity to bid on future WLL projects did not present itself.
     With respect to our international operations, we also determined that digital dispatch communication opportunities exist throughout Southeast Asia. We conducted preliminary discussions with several investment banking firms about raising funds for the installation and operation of digital dispatch systems in Southeast Asia, however, our inability to obtain adequate financing to expand Southeast Asian operations resulted in the need to cease our international business operations.
     We were formed as a Delaware corporation in 1994. Our principal place of business is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380. Our telephone number is (281) 362-0144.
THE DISPATCH INDUSTRY
OVERVIEW
     Most businesses or service organizations with mobile work forces require the ability to communicate with employees in order to conduct their operations efficiently. With today’s environment, businesses also require up to date vehicle tracking and data messaging for their fleets of vehicles serving increasingly mobile work forces. These businesses rely on radio communications as a tool to control resources, personnel, material and equipment in a cost-effective manner. Dispatch services, combined with vehicle tracking, improve the efficiency and response time of such businesses and organizations.
     The dispatch industry is a distinct segment of the wireless communications industry, which also includes wireless telephone (cellular, PCS and satellite), paging and data transmission services. Wireless telephone services are designed for personal communications by providing two-way communication among individuals. In contrast, dispatch services provide for the immediate transmission of information, whether voice messages or data, to groups of mobile or portable radio users, frequently referred to as “one to many”. Companies use dispatch services to communicate among others and to provide task assignment and coordination. Dispatch services are designed to provide bi-directional group communications and to allow the user to address entire groups, sub-groups or individuals with simple and rapid push-to-talk call set-up procedures. Dispatch conversations are typically short and allow for all participants to communicate with each other simultaneously. Historically dispatch services have been less expensive than other CMRS wireless communications services, such as 800 MHz and 900 MHz SMR, cellular and PCS, because the service is offered at a set fee per billing period with no additional airtime charges or limitations to the maximum number of minutes utilized in each billing period. The industry is changing, and these other services are now offering dispatch packaged with other products, which has created competition for us.
     Each segment of the wireless communications industry relies on a different technology and serves distinct customer needs. We believe that existing wireless services address distinct markets and generally do not compete economically against each other, even though the wireless services now offer a modified “push to talk” option and domestically the marketplace is becoming saturated with communication solutions. We believe the wireless communications industry will continue to grow with the emergence of new technologies and applications, and this competition from the wireless communications industry may have had a significant adverse effect on our future revenue and operating results.
CURRENT BUSINESS
GENERAL
     We provided high-powered repeater dispatch services in North America in Major Metropolitan Areas in four states. We had approximately 235 customers utilizing approximately 3,500 two-way radio units in the trunked format. We provided our customers with dispatch communication services as well as options for vehicle tracking. We were licensed by the FCC to operate Trunked Systems serving customers that do not have their own licenses.
     We operated our dispatch repeaters primarily in the 450-512 MHz frequency band. We were not active in the 220 MHz, 800 MHz, and 900 MHz bands, cellular or PCS segments of the wireless communications industry.
     450-512 MHz Repeater Operations. We conducted the majority of our operations in the 450-512 MHz frequency band. We pursued widespread utilization of trunking technology for our systems in this band. A trunked 450-512 MHz band repeater was preferred to a conventional repeater because Trunked Systems make more channels available to handle calls and thus provide greater capacity than Conventional Systems. The trunked repeater format also provides the customer with more and faster calls than a Conventional System. These factors, in turn, allow a greater number of users on a Trunked System to make more calls than a Conventional System, which allows more customers per channel for us. The trunked 450-512 MHz band repeaters function similarly to 800 MHz band trunked SMR systems. Although our systems are not interconnected to the PSN, if they were, they would be comparable to cellular telephone technology.
     We converted the original 450-512 MHz band focus to the LTR trunking format in the 470-512 MHz band. The planned conversion to trunked operations involved obtaining exclusive use of a frequency by being assigned individual user licenses, claiming licenses for unused channels, and receiving all necessary FCC approvals.
     The 470-512 MHz portion of the 450-512 MHz band is available in the top 13 U.S. Major Metropolitan Areas and is known commonly as the “T-Band”. Operation on the T-Band is particularly advantageous as it contains the only frequencies in the 450-512 MHz band on which exclusive business radio service channels are available. During 2006 we operated approximately 332 exclusive T-Band repeaters in the Major Metropolitan Areas and held approximately an additional 118 non-exclusive FCC licenses in the T-Band. We dedicated considerable effort to removing dormant or otherwise unnecessary co-channel licenses, generally through purchases or trades (with FCC consent) to obtain exclusivity on these channels.
     800 MHz Repeater Operations. As with the 450-512 MHz band CRs that were acquired from Motorola, the 800 MHz band CR licenses were held by the users. Through license filings and assignments, we were successful in being assigned (with FCC consent) a number of licenses for our own benefit in this band. By 2002, with FCC consent, we had sold the majority of our 800 MHz systems. We owned three exclusive 800 MHz licenses at December 31, 2006.
     International. We operated three offshore subsidiaries to capitalize on potential opportunities to sell communication equipment outside North America. We were licensed to manufacture and assemble communication equipment for local and export sales in Vietnam, however, we cancelled our Vietnam license at the end of 2006 and dissolved the offices in Vietnam in the first quarter of 2007. We acquired the SkyLinkTM product line to enhance our sale of WLL outside the United States. Although the focus of marketing of the WLL was in Vietnam, the product is capable of global marketing; however we have failed to find significant interest.

BUSINESS STRATEGY
     As noted above, we have entered into an Asset Purchase Agreement with FleetTALK to sell substantially all of our assets for $2,050,000. At this time Fleet TALK is operating our assets pursuant to a Management Agreement executed by the parties in connection with the Asset Purchase Agreement.
COMPETITION
     We faced intense competition from the following types of operations:
     Other 470-512 MHz Band CR Operators. We competed with many other 470-512 MHz band CR operators. With FCC approval, we operated our Metropolitan Market Area 470-512 MHz band CRs in the trunked multi-channel format. We expanded the menu of services by adding vehicle tracking and data services to voice services in a continued effort to distinguish ourselves from other 470-512 MHz band trunked operators. To successfully establish a viable trunking infrastructure, an operator must possess site and market exclusive frequencies. This can best be accomplished through the deployment of T-Band frequencies. However, there was no assurance that these additional services attracted new customers or eliminated churn to the competition. Since the FCC permitted the trunking of the UHF channels in 1996, considerable competition has evolved in the UHF trunking market.
     In each of our markets, we were the single largest holder of T-Band frequencies. In the past this acted as a deterrent to other operators in our markets, but that ceased to be a deterrent and we experienced increased competition in these markets.
     Cellular Telephone Systems. We competed, and believe that we would have continued to compete, with cellular telephone systems to a great extent. We charged a flat monthly rate for our services. By contrast, cellular charges are comprised of a flat monthly charge for a block number of minutes of use plus a fee for minutes used over the base. Additionally, cellular service providers typically charge for a call whether the user placed or received the call. Because many wireless calls are mobile-to-mobile, cellular calls from one user to another user result in two airtime charges, one charge for the caller and one charge for the receiver. Large fleet operators may find cellular costs prohibitive, although extremely small fleets may be in a position to justify the cost of cellular service. We believe that cellular telephones are not an economical solution for medium to large dispatch users, and that CRs offer a cost-effective alternative for high volume users of one to many dispatch services. However, cellular now offers features for one to many communication. Dispatch provides communications capabilities to entire worker groups or individual worker groups, and it also provides such capabilities on a one-to-one basis among members of a user group. It is unlikely that this price advantage will change because the FCC no longer is considering imposing a “calling party pays” requirement on cellular carriers.
     800 MHz Band SMR Operators. The 800 MHz band SMR operators that retain analog technology probably will continue to concentrate on dispatch services. Nextel, the largest SMR operator in the United States, continues the process of converting its analog technology to digital, and are offering push to talk dispatch services. With technology developments, both will compete with us by offering dispatch service as an add on feature to their principal products. We believe that many of the 800 MHz band SMR analog providers have been acquired by large digital operators interested in obtaining their rights to additional spectrum so that loading capacity could be optimized.
     900 MHz Band SMR Operators. Operators of 900 MHz band SMR systems currently provide dispatch service competition to us. Many of these 900 MHz band system operators are using analog technology, thereby minimizing capital costs so they can maintain rates at competitive levels. Those with digital technology through engineering innovations are now able to offer competitive prices for the inclusion of dispatch in the user package in order to attract a broader base of customer.
     PCS Operators. The Personal Communications Service was established by the FCC in 1994, when it adopted Part 24 of its Rules. The FCC established two classes of PCS, broadband and narrowband. It awarded several authorizations for each such class in every MTA and BTA.

     Broadband PCS offers a cellular phone-like service for a significantly reduced price. Broadband PCS is defined by the FCC as radio communications encompassing mobile and ancillary fixed communication services for individuals and businesses that can be integrated with a variety of competing networks. Narrowband PCS is defined as a family of mobile or portable radio services that may be used to provide wireless telephony, data transmission, advanced paging and other services to individuals and businesses. Narrowband PCS may be integrated with a variety of competing networks. Narrowband PCS uses less than one voice grade channel. Narrowband PCS is being used to provide new services, such as voice message paging, two-way acknowledgment paging and other text-based services. Licenses for narrowband PCS were awarded on a nationwide regional MTA and ETA basis. A substantial number of the companies which were high-bidders at the PCS auctions were existing communication service providers or joint ventures involving existing communications service providers. We believe that PCS will be interchangeable with existing cellular and paging services.
     At this time, the impact of PCS growth on our business is uncertain. Although some PCS providers have also gained a significant presence in the dispatch market, cellular service providers have suffered the impact of their presence most significantly. It is unclear whether PCS providers will expand their service offerings to include dispatch-like services.
     Wireless Local Loop. There are two primary technologies to provide telecommunication to a subscriber: (1) cabling which is copper wire connecting the local exchange to the subscriber unit and (2) wireless which connects the local system to the subscriber. The choice depends on distance, topography and density of population. Cable is cost-effective for short distances and in large populations.
     Wireless systems are generally more cost-effective when population density drops and distance increases. Wireless systems are most commonly cellular systems. A cellular system re-uses radio frequencies in areas, called “cells”. Cellular systems use a complex computer system to maintain communication as a mobile unit crosses different cells, switching communication from base station to base station in a short period of time. The high costs involved in building cellular systems, including the need to build an extensive network of base stations (cells) and sophisticated switching and billing systems, forces companies to concentrate on urban areas and along main roads. Competition in cellular systems and the cost of updating technologies also play a major role in forcing companies to look at the bottom line and limit service to urban areas.
     Our Wireless Local Loop product is designed for low-density population areas. This product provides wireless communication for sparsely populated areas often with difficult terrains. The main advantage of SkyLink™ is that its central station (hub) has larger coverage than regular cellular or high-density wireless local loop technologies. SkyLink’s™ central station covers a radius of 50 to 65 kilometers, depending on the terrain conditions (approximately 8-10 cellular base stations would be required to cover the same area). SkyLink™ features a large coverage area, low infrastructure and maintenance costs, in addition to the advantages of wireless technology (quick deployment, etc). We believe that SkyLink™ is one of the best alternatives to provide rural basic telephony networks (5 to 500 subscribers) and at this time we do not experience significant competition for this product directed to low-density populations.
REGULATION
     The FCC regulates the construction, operation and acquisition of wireless communications systems, such as those operated by us, under the Communications Act of 1934, as amended (the “Communications Act”), and pursuant to the FCC’s rules and policies adopted thereunder (“FCC Rules”) (collectively, the Communications Act and the FCC Rules shall be referred to herein as the “FCC Laws”). The FCC Laws governing wireless communications are highly technical and subject to change.
     We continually monitored our operations and believe that we were and are in material compliance with the licensing, loading, technical and operating requirements set forth in the FCC Laws. We have not received any notification of violations or material deficiencies from the FCC. However, if the FCC determines that the operations are not in compliance with applicable FCC Laws, it could impose conditions on its licenses or revoke its license grants, and any such action could have a material adverse effect on our operations. Further, we believe that all FCC licenses required to conduct our business as presently conducted will be renewed in their normal course.
     Under the FCC Laws, dispatch operators, such as ourselves, generally are regulated as PMRS providers (i.e., private carriers) rather than as CMRS providers (i.e., common carriers). A PMRS provider is subject to less stringent regulations, both by the FCC and individual states, than a CMRS provider. In contrast, cellular telephone, most paging services and those SMR operators providing PSN telephone interconnection capabilities are, or will be, regulated as CMRS providers. Certain revisions to the FCC Laws could result in changing how we are regulated and could affect the continued compliance with applicable requirements. These changes could have a material adverse effect on our business and profitability. See “Regulatory Developments.”
     Regulatory Developments. The FCC is considering or is in the process of implementing regulatory changes that may affect our business. These changes involve PMRS licensing and frequency coordination, including ongoing implementation of the Telecommunications Act of 1996, allocation of new spectrum for the services we provide or for competitive services, deployment of broadband wireless technology, implementation of “secondary market” spectrum transaction mechanisms to optimize usage and deployment of new, innovative technologies, and adoption of consumer obligations and public safety requirements. However, it is uncertain at this time what impact, if any, these changes could have on our operations.
OPERATIONS
     Prior to the assumption of our operations by FleetTALK pursuant to the Management Agreement, we performed billing, maintenance of subscriber records and FCC licensing activities at our headquarters in The Woodlands, Texas. We also provided business managerial functions for our offshore companies.
     Our domestic operations were divided into four business regions as follows: Houston, Dallas/Ft. Worth, Northern California, and Washington D.C./Baltimore with centralized operations at our corporate headquarters. We established and maintained relationships with independent dealers to load our systems.
     Internationally, we identified that communication solution opportunities existed in Vietnam and elsewhere in South and Southeast Asia. We pursued these opportunities based on preliminary studies that indicated we might have an opportunity to install Wireless Local Loop products throughout Vietnam. A test system was operational and given preliminary approval by the Vietnamese government in 2001 and the contract for such product was completed on in 2006 after considerable delays. Although the WLL product was successful, the difficulties encountered caused us to cease the pursuit for sales
     We formed Champion Wireless International B.V. and Champion Vietnam Wireless B.V., both Netherlands companies, and Champion Wireless Systems International N.V., a Netherlands Antilles company, as wholly-owned subsidiaries to conduct the international operations, along with the newly licensed Champion Wireless Solutions (Vietnam), Limited, a Vietnam company formed for the assembly of the Wireless Local Loop product. We have implemented the liquidation of Champion Wireless International B.V., Champion Vietnam Wireless B.V. and Champion Wireless Solutions (Vietnam) Limited and anticipate this action will be completed by the end of the first quarter 2007.
EMPLOYEES
     As of March 24, 2007, we employed two people on a full-time basis in the United States. None of our employees belong to a union.
RISK FACTORS
     This report includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities and Exchange Act of 1934, as

amended (the “Exchange Act”). All statements other than statements of historical information provided herein are forward looking and may contain information about financial results, economic conditions, trends and known uncertainties. We caution the reader that actual results could differ materially from those we anticipate, depending on the outcome of certain factors, including those factors discussed in this section. Specifically, on February 13, 2007 we entered into an agreement to sell substantially all of our assets to FleetTALK Partners Ltd., subject to all regulatory and other approvals with FleetTALK assuming operations under a Management Agreement effective March 1, 2007. If the proposed sale to FleetTALK should not take place, our business could experience a shortage of cash flow to cover ongoing operational expense commitments and there is no assurance in our ability to continue operations. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date herein. We undertake no obligation to release to investors the result of any revisions to these forward looking statements which may be made to reflect events or circumstances after the date herein, including, without limitation, changes in our business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events.
If our proposed acquisition by FleetTALK is not completed, our business could be materially and adversely affected and our stock price could decline.
     On February 13, 2007, we entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with FleetTALK Partners Ltd. (“FleetTALK”). Completion of the acquisition (the “Asset Sale”) requires the approval of the FCC, the approval of the S.E.C. with respect to a Schedule 14C Information Statement, and satisfaction of other customary closing conditions. The Asset Sale is expected to close in the second quarter of 2007, but the acquisition may not be completed in the expected time period or at all. If the Asset Purchase Agreement is terminated, the market price of our common stock will likely decline, because we believe that our market price reflects an assumption that the proposed acquisition will be completed. In addition, our stock price may be adversely affected as a result of the fact that we have incurred, and will continue to incur, significant expenses related to the proposed acquisition that will not be recovered if it is not completed. As a consequence of the failure of the acquisition to be completed, as well as if some or all of these potential effects of the termination of the Asset Purchase Agreement, our business could be materially and adversely affected.
We have a lack of accumulated earnings, and we may not become profitable in the future.
     A significant portion of our income has been derived from the sale of non-core spectrum, generating $16.5 million in revenues since 1997 and the sale of the Illinois, Indiana and Florida regions for $1.4 million in 2005. At December 31, 2006, we had an accumulated earnings deficit of approximately $3,480,000. For us to become profitable, it will be necessary to achieve profitability in the operation of our dispatch services and generate additional sales of the SkyLink™ Wireless Local Loop systems. In the event our proposed Asset Sale is not completed, there can be no assurance that we will be profitable in the future, or that an investor in the Common Stock will not sustain a loss in the investment.
Our market is characterized by rapid technological advances, and we cannot assure you that we will be able to develop services or products to meet these technological advances.
     The market for our services has been characterized by rapid technological advances, changes in customer requirements and new service introductions and enhancements. Our growth and future financial performance depended on our ability to expand outside the United States, develop new services that meet technological advances and provide services at competitive prices. There were and can be no assurance that we will be successful in these endeavors. Our inability to respond in a timely manner to technological advances could have a material adverse effect on our business and our ability to remain competitive.
We face intense competition from a variety of competitors, many with significantly greater resources.
     We experienced significant competition from other dispatch operators in the 450-512 MHz, 800 MHz and 900 MHz bands, as well as from providers of cellular phone services. We also faced additional competition from other wireless communications providers, such as PCS operators, 220 MHz operators and paging operators in the 450-512 MHz and 900 MHz bands. Many of these providers have significantly greater resources than we do. There can be no assurance that we would have been able to compete successfully in the dispatch services industry in the future.
     Furthermore, the availability of new technologies to ESMR network operators allows some dispatch operators to offer enhanced dispatch services, including PSN interconnect and features such as seamless wide area coverage and data transmission. There can be no assurance that their ability to lower prices due to improved technologies would not have a materially adverse effect on our business or ability to remain competitive in these markets.
Departures of our key personnel may impair our operations.
     We believed our success depended, in large part, upon the continued services of key management personnel, including Albert F. Richmond, our Chief Executive Officer. We own a key-employee life insurance policy in the amount of $1 million on Mr. Richmond. We have an employment agreement with Mr. Richmond. The loss of his services could have a material adverse effect on us.
Our officers and directors have significant control over us.
     As of December 31, 2006, our executive officers and directors owned approximately 52% of the issued and outstanding shares of the Common Stock. As a result of such ownership, such officers and directors have the power effectively to control us, including the election of directors, the determination of matters requiring stockholder approval and other matters relating to corporate governance.
We do not anticipate paying any dividends, but could make a distribution to stockholders if we close the Asset Sale with FleetTALK.
     We have never declared or paid any dividends on the Common Stock and do not anticipate paying any dividends in the foreseeable future. If we successfully close the Asset Sale, we intend to distribute a substantial portion of the cash received, but also to retain a sufficient amount of cash to maintain our corporate existence for some period of time. Although there are no specific plans, we expect that we may seek to find a private, operating company with which to combine. In the event that we can find and complete any such transaction, it is generally to be expected that our current owners, in the aggregate, would have a significantly reduced equity ownership of the surviving company, which could be in the range of five percent to ten percent. However, there can be no assurance that we could identify any business with which to combine, nor that any such transaction could be completed.
We are a highly regulated business, and any regulatory changes could affect our business adversely.
     The dispatch business is a distinct segment of the wireless communication industry. The wireless communications industry is subject to FCC regulation. The FCC does not currently regulate prices for PMRS providers, such as Champion. There can be no assurance, however, that the prices charged for our services will not become subject to regulation.
     Additionally, pending FCC rule and policy changes, including those relating to regulatory classification, SMR and other dispatch service provider regulation, new spectrum allocation and radio towers may not be adopted, or may be adopted in a different form than the current proposed version. Any regulatory changes could have a material adverse effect on our business and profitability.
We may not be able to acquire and maintain the required FCC licenses.
     For the 450-512 MHz and 800 MHz band operations, we hold the requisite licenses. Each of these licenses is subject to the licensee operating in compliance with applicable FCC rules and is subject to renewal. Our failure to obtain license renewals would have a material adverse effect. There can be no assurance that we will maintain our licenses or that the FCC will renew our licenses.

Provisions in our charter documents limit your ability to approve or deny matters affecting our operations and could delay or prevent a change in corporate control.
     Several provisions of our Certificate of Incorporation and Bylaws may have the effect of delaying, deferring or preventing a change in control. The Board of Directors, without further action of the stockholders, has the authority to issue up to 1,000,000 shares of our preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, and to issue almost 16,000,000 additional shares of Common Stock.
     The issuance of preferred stock or additional shares of Common Stock could adversely affect the voting power of purchasers of Common Stock and could have the effect of delaying, deferring or preventing a change in control.
ITEM 2. DESCRIPTION OF PROPERTY
     We lease 3,221 square feet of office space in The Woodlands, Texas, a suburb of Houston, Texas, where our principal offices are located.
     We lease antenna and repeater space on approximately 43 tower sites. Other than our lease on the Wells Fargo Building in Houston, Texas, no one lease is material to our business. As part of the Management Agreement, FleetTALK took physical control of the tower site leases and, as part of the Asset Purchase Agreement will assume and obtain assignment of our obligations under the leases. The leases are generally for terms of one to five years and month-to-month thereafter except as follows:

Location	Lease Expiration
Various in TX, CA, MD	August 2007
Willis, TX	July 2007
Dallas, TX	April 2007
San Francisco, CA	February 2007
McKinney, TX	December 2007
Houston, TX	May 2009
Washington, DC	July 2009
Baltimore, MD	March 2010
ITEM 3. LEGAL PROCEEDINGS
     From time to time, we are involved in various legal proceedings arising in the ordinary course of business. While management currently believes that the ultimate outcome of these proceedings, individually and in the aggregate, will not have a material adverse effect on our financial position or overall trends in results of operations, litigation is subject to inherent uncertainties, and unfavorable rulings could occur.
ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     We did not have any matters submitted to a vote of security holders during the fourth quarter of the fiscal year ended December 31, 2006. However, in connection with our proposed acquisition by FleetTALK (the “Asset Sale”), on February 12, 2007, the Company received a written consent in lieu of a special stockholders meeting from holders of 2,949,160 shares of our Common Stock, which represents approximately 66% of the total votes entitled to be cast, approving the Asset Purchase Agreement with FleetTALK and the proposed Asset Sale. No proxy solicitation materials were filed in connection with the written consent, but we are in the process of preparing a Schedule 14C Information Statement in connection with the proposed Asset Sale.

PART II
ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS
     Our Common Stock is currently traded on the TSX Venture Exchange under the symbol CHP and quoted on the U.S. OTC Bulletin Board under the symbol CCMS. During the years ended December 31, 2005, and December 31, 2006, the high and low bid prices were as follows:

	U. S. OTC Bulletin Board		TSX Venture Exchange
	(All amounts are in U.S. $)		(All amounts are in CDN $)
Date	High	Low	High	Low
March 31, 2005	$0.20	$0.20	$0.15	$0.15

June 30, 2005	$0.33	$0.33	$0.15	$0.15

September 30, 2005	$0.25	$0.25	$0.15	$0.15

December 31, 2005	$0.24	$0.24	$0.15	$0.15

March 31, 2006	$0.27	$0.27	$0.07	$0.07

June 30, 2006	$0.38	$0.38	$0.05	$0.05

September 30, 2006	$0.28	$0.28	$0.09	$0.09

December 31, 2006	$0.23	$0.17	$0.13	$0.13
     The quotations reflect inter-dealer prices, without retail and mark-up, markdown or commission and may not represent actual transactions.
     As of March 24, 2007, our Common Stock was held by 234 stockholders of record.
     We have not declared or paid any dividends. A cash liquidation payment is anticipated when the sale of assets to FleetTALK is successfully closed, but we intend to retain a sufficient amount of cash to maintain our corporate existence for some period of time. If the sale is not completed we anticipate that no cash distribution will be made and that the payment of any dividends in the future will depend on our earnings, capital requirements, operating and financial position and general business conditions and as such no dividends will be paid on the Common Stock in the foreseeable future.
     The following transactions were exempt from registration under the Securities Act pursuant to Section 4(2), as not involving any public offering. At an appropriate time, we expect to file a registration statement on Form S-8 to register the transactions relating to the grant and exercise of these options. The following options were granted as additional compensation for employee and non-employee director services:

	No. of Options	Exercise
Date of Grant	Granted	Price
April 22, 2005	20,000	$0.18

July 25, 2005	20,000	$0.38

Information as of December 31, 2006 regarding equity compensation plans approved and not approved by shareholders is summarized in the following table:

(C)
Number of Shares
Remaining Available for
	(A)	(B)	Future Issuance Under
	Number of Shares to be	Weighted Average	Equity Compensation
	Issued Upon Exercise of	Exercise Price of	Plans (Excluding Shares
Plan Category	Outstanding Options	Outstanding Options	Reflected in Column A)
Equity compensation plans approved by shareholders	425,500	$0.58	None

Equity compensation plans not approved by shareholders	N/A	N/A	N/A

Total	425,500	$0.58	None

ITEM 6. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
     The following discussion should be read in conjunction with our consolidated financial statements and the notes thereto included elsewhere in this Report on Form 10-KSB. The discussion in this section of this Report on Form 10-KSB contains forward-looking statements that involve risks and uncertainties. If the sale of assets is not consummated, we will need to raise capital or negotiate a new sale of the assets in order to generate cash flow required to continue operations. Our actual results could differ materially from those discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this section, those discussed in “Risk Factors” and those discussed elsewhere in this Report on Form 10-KSB.
INTRODUCTORY STATEMENT — PROPOSED ASSET SALE
     Since our inception, we transformed our operations from basic rural community repeater dispatch communications to metropolitan trunked dispatch operations. Observing the emerging competition and in an effort to increase our worth we identified opportunities to provide Wireless Local Loop products and digital dispatch systems outside North America. We acquired the SkyLink™ firmware that allows us to assemble and market the low density WLL products. Consequently, we discovered opportunities to provide digital dispatch systems, principally in Southeast Asia, which will require an infusion of capital. For this reason on March 15, 2004 we announced our intent to sell the North American operations and utilize the proceeds to focus on the international digital dispatch systems. On December 29, 2004, we executed an asset purchase agreement to sell the Illinois, Indiana and Florida areas and with FCC consent the sale was completed in April 2005. We were unsuccessful in raising the capital required for international expansion which led to the decision to abandon those efforts. On February 13, 2007 we executed an asset purchase agreement to sell the North America operations to FleetTALK Partners, Ltd., subject to FCC approval and other customary closing conditions. Under a management agreement responsibility for the operations was transferred to FleetTALK on March 1, 2007. For a discussion of the transaction, see Item 1 above.
RESULTS OF OPERATIONS
     Our primary business was two-way radio dispatch communications and due to the relationship between our primary business and spectrum, in past years we were successful, periodically, in obtaining and marketing spectrum frequencies at significant gross margins. These successes generated significant fluctuations in our revenues and gross margins from year to year of a positive nature. As a result of changes in the industry, the market for spectrum has dissipated. We sold the Illinois, Indiana and Florida operational areas in 2005 and entered into an asset purchase agreement on February 13, 2007 to sell the remaining North America operational areas subject to FCC and other required consents. During the interim time period prior to receiving all requisite approvals, the purchaser is operating the systems under a management agreement which was effective March 1, 2007.
     As competition from traditionally PCS carriers increased due to emerging technologies we lost considerable momentum with the customer base on our communication systems beginning in 2002. We showcased Talk ‘N Track™, a complete vehicle management system with audio capabilities, in an effort to retain and regain market share, however, the program did not enjoy the positive response that was projected. As a result we abandoned those efforts by the third quarter of 2004. The business model for traditional dispatch communications has altered due to consolidation of dealer organizations and competition from those same dealers, and it became increasingly difficult to gain customers in a profitable manner.
     These events are reflected in the results of operations reported in this year’s report for the current and previous years.
     Our research in Southeast Asia revealed voids in the inventory of dispatch communication options. As a result, we attempted to acquire an existing digital dispatch operator in the region with the intention of developing a dispatch communication network throughout Malaysia, Vietnam, Thailand and Indonesia. Although promising, this expansion required extensive capital resources. We pursued various means of raising investment capital for the proposed projects, but were unable to negotiate economic returns that would justify the continued pursuit of this business venture.
     We also installed the Champion SkyLink™ WLL in Vietnam. Some technical problems existed, which were minor, but difficult to diagnose due to the remote location of the system from the manufacturers’ of the component parts. Due to conditions beyond our control and by mutual agreement in the first quarter of 2006, the two final phases of the contract were deleted and the contract completed. Although SkyLink™ WLL proved its ability, this communication solution was hindered by terrain, and a lack of local resources.
December 31, 2006 Compared to December 31, 2005
     Total revenues for 2006 were $1,186,000, a decrease of $213,000 from 2005. There was a $240,000 reduction in dispatch revenues, and an increase in equipment sales of $25,000 from 2005 to 2006. Technology advances and increased competition offered by wireless companies continues to create churn in the customer base. We had a dispatch base in four Major Metropolitan Areas, without the expansion opportunities to offer coverage in wider areas. Our major competitors, who operate in different frequency bands, are able to offer nationwide coverage. Effective January 1, 2005, we sold our operations in the Illinois, Indiana and Florida areas and on February 13, 2007 we contracted to sell our remaining operations. Although we had decided to retain and operate our systems, the cost of doing so had exceeded our ability to maintain the operations. Our value remained in the worth of the assets. The opportunity to capitalize on that value was presented and we contracted for the sale subject to all necessary approvals.
     Management recognized the need to diversify our business to better withstand business fluctuations and foster growth. Because we believed that North America was saturated with communication providers, through offshore subsidiaries, we planned to acquire a digital dispatch operation in Southeast Asia with the intention of expanding and providing dispatch communication services throughout the region. To accomplish this, outside investment capital was required. We were unable to raise the necessary funds that would provide us with an acceptable economic return. Although we expected to continue the bidding and marketing of our SkyLink™ LD-WLL systems, the sale of substantially all of our assets indicates it would be more appropriate to liquidate the funds to the shareholders.
     In the past, we were successful buying and selling spectrum. While these transactions were sporadic, they were also profitable. This provided the potential to maximize our company value for the shareholders, but in consideration of the unknown time frame and the extensive competition for customers we concluded it in our best interest to accept an offer to sell our systems prior to losing value due to the negative cash flow of the operations.

     Costs of sales decreased from $891,000 in 2005 to $877,000 in 2006. Cost of equipment sales decreased $28,000 due to decreased sales, with the cost of the WLL contract having been expensed in a prior year, and dispatch costs and expenses increased $14,000.
     Amortization and depreciation expense decreased $60,000 from 2005 to 2006. This decrease reflects equipment and license costs which have been fully amortized and depreciated.
     General and administrative expenses decreased $396,000 or 30% from 2005 to 2006. We recognized these savings as a result of the downsizing of international operations anticipating that these activities would be directed from the corporate office and the closure of the offices in Vietnam.
     We recognized a net loss on the disposal of communication equipment assets of $5,000 in 2006 compared with none in 2005. Both years reflected sales and write offs of obsolete equipment with those in 2005 having no book value.
     Interest income for 2006 was $9,000 as compared with $23,000 for 2005, decreasing due to use of invested cash in current operations. Interest expense for the year ended December 31, 2006 was none compared to $1,000 for 2005.
     In April 2005 we closed the contracted sale of our Illinois, Indiana and Florida operations for a total sales price of $1,450,000 and a net gain on the sale of $1,144,000
     Our net loss for 2006 is $760,000 compared to a net income of $125,000 for 2005.
LIQUIDITY AND CAPITAL RESOURCES
     At December 31, 2006, we had cash and cash equivalents of $101,000 compared with $709,000 at December 31, 2005. The decrease in cash is a result of funds expended on current operations expenditures. We entered into an Asset Purchase Agreement to sell substantially all of the operational assets on February 13, 2007 for $2,050,000. In the event the sale is not completed our business could be materially and adversely affected requiring the need to raise capital or dispose of some of the assets to another party. For a discussion of the transaction, see Item 1 above.
     Our working capital was $37,000 at December 31, 2006 as compared with $591,000 at December 31, 2005.
     Net cash used in operating activities was $565,000 for 2006 compared with $834,000 in 2005.
     Net cash used in investing activities was $10,000 for 2006 as compared with net cash provided of $1,218,000 in 2005.
     Net cash used in financing activities was $33,000 in 2006 compared to $58,000 in 2005. The primary financing activity was the repurchase of our common stock issued to the 401 (k) retirement for terminated employees.
     As reported in 2005, in the event our North American assets sale does not close, we will require additional funding as our operating revenues will be insufficient to cover all of our operating expenses.
SUMMARY OF CRITICAL ACCOUNTING POLICIES
Communications Equipment and Related Assets
     Communications equipment and related assets are recorded at cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets ranging from two to five years for other fixed assets and five to ten years for base station and related equipment.
Other Assets
     Fees associated with obtaining Federal Communication Commission licenses for 450-470 MHz, 470-512 MHz and 800 MHz are capitalized as part of the cost of the licenses. Licenses that are used by Champion are capitalized and amortized under the straight-line method for 5 to 10 years.
NEW ACCOUNTING PRONOUNCEMENTS
     We do not expect adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.
EFFECTS OF INFLATION
     We believe that the relatively moderate rate of inflation over the past few years has not had a significant impact on our results of operations.
ITEM 7. FINANCIAL STATEMENTS
     Our audited financial statements and footnotes related thereto are included within Item 13(a) of this report.
ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.
     None.
ITEM 8A. CONTROLS AND PROCEDURES
Evaluation of Disclosure Controls and Procedures
     The term “disclosure controls and procedures” is defined in Rule 13a-14(c) of the Securities and Exchange Act of 1934, or the Exchange Act. This term refers to the controls and procedures of a company that are designed to ensure that information required to be disclosed by a company in the reports that it files under the Exchange Act is recorded, processed, summarized and reported within required time periods. Our Chief Executive Officer and our Chief Financial Officer have evaluated the effectiveness of our disclosure controls and procedures as of a date within 90 days before the filing of this annual report, and have concluded that as of that date, our disclosure controls and procedures were effective at ensuring that required information will be disclosed on a timely basis in our reports filed under the Exchange Act.
Changes in Internal Controls
     We maintain a system of internal controls that is designed to provide reasonable assurance that our books and record accurately reflect our transactions and that our established policies and procedures are followed. There were no significant changes to our internal controls or in other factors that could significantly affect our internal controls subsequent to the date of their evaluation by our Chief Executive Officer and our Chief Financial Officer, including any corrective actions with regard to significant deficiencies and material weaknesses.

PART III
ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.
     The following table sets forth certain information with respect to each director and each executive officer of the Company:

Name	Age	Position
Albert F. Richmond (1)(2) Houston, Texas	65	Chairman of the Board, Chief Executive Officer and President
Pamela R. Cooper Spring, Texas	54	Chief Financial Officer, Treasurer, Secretary and Controller
Peter F. Dicks (1)(2)(3) London, England	64	Director
James H. Grossman (1)(2)(3) San Francisco, California	67	Director

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Resigned their positions effective February 22, 2006
Officers are elected by the Board of Directors and serve until their successors are chosen or until their resignation or removal.
ALBERT F. RICHMOND has served as Chairman of the Board, Chief Executive Officer, and a director of the Company since September 29, 1994 and as President since January 9, 2001. From May 1986 to February 1996, he was Chairman of the Board of Olympic Natural Gas Company, and from 1981 to 1986 he served as Chief Financial Officer and a director of American Oil and Gas Corporation. Mr. Richmond received a Bachelor of Business Administration degree from Texas Christian University in 1965.
PETER F. DICKS has been a director of the Company since October 24, 1994. He has also served as a director of Standard Microsystems Corporation, a publicly traded company, since June 1992. Mr. Dicks serves as a director for several companies in the United Kingdom, including Graphite Enterprise Trust PLC, Polar Capital Technology Trust PLC, and Second London American Growth Trust PLC, all of which are publicly traded companies. From 1973 to 1991, he was a founder and director of Abingworth Management Holdings, Ltd., a company that provided venture capital investment management services. Mr. Dicks resigned from our Board of Directors, Audit and Compensation Committees effective as of February 22, 2006.
JAMES H. GROSSMAN is currently with his own law firm, JHG Advisors. From 1995 to 2003, Mr. Grossman served as a corporate, venture capital and international business lawyer with the firm of Crosby, Heafey, Roach, & May in San Francisco. From 1994 to 1995, Mr. Grossman was General Counsel of the Slovenia Development Capital Fund. In 1993, Mr. Grossman served as Special Representative for the United Nations Development Program. In 1992, Mr. Grossman was appointed by President George Bush to serve as Chairman, U.S. Foreign Claims Settlement Commission, where he served from 1992 until 1993. From 1990 to 1991, Mr. Grossman was the Chief Negotiator for the U.S. in the tariff reduction acceleration round of the U.S.-Canada Free Trade Agreement, which was a precursor to the creation of NAFTA. Mr. Grossman received a BA, International Relations/Political Science/History in 1960 from the University of California at Berkeley, and a JD from Harvard University in 1963. Mr. Grossman resigned from our Board of Directors, Audit and Compensation Committees effective as of February 22, 2006.

Audit Committee Financial Expert
     Our Board of Directors has determined that the Audit Committee does not have any “audit committee financial expert,” as defined by applicable law. The cost to retain an audit committee financial expert at this time is viewed as cost prohibitive. However, the Board of Directors believes that each Audit Committee member has sufficient knowledge in financial auditing matters to serve on the Committee. The Committee has the authority to engage legal counsel or other experts or consultants, as it deems necessary to carry out its responsibilities. Two of the directors that served on the Audit Committee submitted their resignations effective February 22, 2006.
Compliance with Section 16(a) of the Exchange Act
     Based on a review of Forms 3, 4 and 5 furnished to the Company, all of the Company’s officers and directors and beneficial owners of ten percent of the Company’s Common Stock were in compliance with the reporting requirements of Section 16(a) during the fiscal year ended December 31, 2006.
Code of Ethics
     We have adopted a Code of Business Conduct and Ethics that applies to all directors and employees, including our principal executive, financial and accounting officers. The Code of Business Conduct and Ethics is posted on our Web site at www.champcom.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code of Business Conduct and Ethics by posting such information on our Web site.
ITEM 10. EXECUTIVE COMPENSATION
Compensation of Directors
     We paid our non-employee directors a $10,000 per year retainer, with an additional $2,000 per year for committee members. We also reimbursed our directors for expenses incurred in attending meetings.
Compensation of Executive Officers
     The following table sets forth the cash and non-cash compensation for each of the last two fiscal years awarded to or earned by our Chief Executive Officer and our other most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of the fiscal year ended December 31, 2006:
SUMMARY COMPENSATION TABLE

							Non-Equity	Nonqualified
Name and					Stock	Option	Incentive Plan	Deferred	All Other
Principal					Awards	Awards	Compensation	Compensation	Compensation
Position	Year	Salary ($)		Bonus ($)	($)	($)	($)	Earnings ($)	($)	Total ($)
Albert F. Richmond	2006	$36,000	(1)	—	—	—	—	$23,735	—	$59,735
Chief Executive Officer	2005	$19,491		—	—	—	—	$4,521	—	$24,012

Pamela R. Cooper	2006	$108,325		—	—	—	—	—	—	$108,325
Chief Financial Officer	2005	$100,225		$5,000	—	—	—	$12,528	—	$117,753

(1)	Does not include $217,500 paid as commission in 2005 to Richmond Holdings, Inc., earned as a result of the sale of Illinois, Indiana and Florida. Mr. Richmond entered into a Deferred Compensation Agreement with the Company effective October 4, 2006 allowing him to receive 50% of his annual salary in the form of stock. Under this agreement he was granted deferred stock compensation equivalent to $12,500 for 2006 and $11,235 for 2005.
Employment and Other Agreements
     In 2004, we entered into a success-based commission agreement with Richmond Holdings, Inc., a subchapter S corporation owned 100% by our CEO, Mr. Albert F. Richmond. Pursuant to this agreement Mr. Richmond serves as our Chief Executive Officer. The agreement provided that Mr. Richmond would receive annual salary of $24,000 in addition to a 15% commission on any asset sales negotiated and closed. We amended the agreement in July 2006 to provide an annual salary of $50,000 and reduced the commission to 10% of the gross sales price of any asset sale.
     On October 4, 2006 we entered into a Deferred Compensation Agreement with Mr. Richmond providing that 50% of his annual salary would be paid in the form of stock contributed to his deferred compensation plan and 50% would be in cash salary going forward. The agreement specified that Mr. Richmond would be paid $11,235 in deferred stock for 2005 and $12,500 for 2006 resulting in a total deferred stock liability in Mr. Richmond’s plan of $23,735 at December 31, 2006.
Equity Awards
The following table provides certain information concerning equity awards held by the named executive officers as of December 31, 2006.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards					Stock Awards
Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive					Plan Awards:	Market or
			Plan Awards:			Number	Market	Number of	Payout Value
			Number of			of Shares	Value of	Unearned	of Unearned
	Number of	Number of	Securities			or Units	Shares or	Shares, Units	Shares, Units
	Securities	Securities	Underlying			of Stock	Units of	or Other	or Other
	Underlying	Underlying	Unexercised	Option	Option	That	Stock That	Rights That	Rights That
	Unexercised	Unexercised	Unearned	Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
	Options (#)	Options (#)	Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
Name	Exercisable	Unexercisable
Walbert F. Richmond	—	—	—	—	—	—	—	—	—
Pamela R. Cooper	10,000	—	—	1.00	11/14/2008	—	—	—	—
Pamela R. Cooper	50,000	—	—	0.875	4/15/2009	—	—	—	—
Pamela R. Cooper	100,000	—	—	0.57	4/03/2013	—	—	—	—
Director Compensation
The following table provides certain summary information concerning the compensation paid to our non-executive directors. All compensation paid to our directors who are also executive officers is set forth in the table under “Executive Compensation.”

DIRECTOR COMPENSATION

	Fees
	Earned or
	Paid	Stock	Option	Non-Equity	Nonqualified	All Other
Name	in Cash ($)	Awards ($)	Awards ($)	Incentive Plan	Deferred	Compensation ($)	Total ($)
Peter F. Dicks	— (1)	—	—	—	—	—	—
James H. Grossman	— (1)	—	—	—	—	—	—

(1)	Mr. Dicks and Mr. Grossman resigned from our Board of Directors, Audit and Compensation Committees effective as of February 22, 2006. Our Directors were paid no compensation for 2006, however; we extended the exercise date for options granted to the outside directors from 90 days to two years after termination of service.
Limitation of Liability and Indemnification of Executive Officers
As permitted by the Delaware General Corporation Law, our Certificate of Incorporation and Bylaws limit or eliminate the personal liability of our directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:
any breach of the director’s duty of loyalty to us or our stockholders;

acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

unlawful payments of dividends or unlawful stock repurchases, redemptions or other distributions; or

any transaction from which the director derived an improper personal benefit.
The limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission. If Delaware law is amended to authorize the further elimination or limiting of the liability of a director, then the liability of our directors will be eliminated or limited to the furthest extent permitted by Delaware law as so amended.
Our Certificate of Incorporation allows us to indemnify our officers, directors and other agents to the full extent permitted by Delaware law. Additionally, we purchase insurance on behalf of our executive officers and directors to cover any liabilities arising out of his or her actions in such capacity, regardless of whether Delaware law would permit indemnification, and to provide indemnification in circumstances in which indemnification is otherwise discretionary under Delaware law.
Our Bylaws specify circumstances in which indemnification for our directors and executive officers is mandatory and when we may be required to advance expenses before final disposition of any litigation. At present, there is no pending litigation.
Insofar as indemnification by us for liabilities arising under the Securities Act, may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 25, 2007 by (i) each director and officer of the Company, (ii) each person known or believed by the Company to own beneficially 5% or more of the Common Stock and (iii) all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

			Percent
			Beneficially
Name of Beneficial Owner (1)	Number of Shares		Owned
Albert F. Richmond	2,286,550	(2)	51.00%

Pamela R. Cooper	205,900	(3)	4.26%

All executive officers and directors as a group	2,492,450		52.56%

(1)	Except as otherwise noted, the address of each holder is 1610 Woodstead Court, Suite 330, The Woodlands, Texas 77380.

(2)	Includes 199,900 shares held in Richmond Holdings, Inc. of which Albert F. Richmond is the sole stockholder. Includes 7,500 shares held by Morgan Stanley D.W. Inc., as Custodian of IRA for Linda L. Richmond and 37,500 shares held by Morgan Stanley D. W. Inc., Ttee. FBO for Albert F. Richmond, IRA.

(3)	Includes 11,700 shares held by JP Morgan Securities, as Custodian of IRA and 172,000 shares that Ms. Cooper may acquire upon the exercise of currently exercisable stock options.
Equity Compensation Plan Information
     The following table provides information as of December 31, 2006 with respect to shares of our common stock that may be issued under our 1996 incentive plan.

(C)
Number of Shares
Remaining Available for
	(A)	(B)	Future Issuance Under
	Number of Shares to be	Weighted Average	Equity Compensation Plans
	Issued Upon Exercise of	Exercise Price of	(Excluding Shares
Plan Category	Outstanding Options	Outstanding Options	Reflected in Column A)
Equity compensation plans approved by shareholders	425,500	$0.58	None

Equity compensation plans not approved by shareholders	N/A	N/A	N/A
ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
Certain Relationships and Related Transactions
     Effective July 1, 2004 and amended July 1, 2006 Mr. Albert F. Richmond, Chief Executive Officer, agreed to reduce his annual salary to $50,000, of which 50% was to be paid in the form of stock contributed to his deferred compensation plan, in lieu of a success based commission, to be paid as a percentage of the gross sales price of all system sales going forward. An agreement was executed between Richmond Holdings, Inc. (RHI), a subchapter S corporation, of which Mr. Albert F. Richmond is the sole shareholder, and us to memorialize the commission to be paid to Mr. Richmond.
Director Independence
     As of the date of this report, Albert F. Richmond, our President and CEO, is the only member of our Board of Directors and would not qualify as “independent.” In making that determination, we used the definitions of independence of Nasdaq, even though such definitions do not currently apply to us because we are not listed on Nasdaq. We do not have a compensation, nominating or audit committee.
ITEM 13. EXHIBITS

Incorporated by
Number	Description	Reference to
3.1	Certificate of Incorporation filed September 29, 1994.	Exhibit 3.1 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

3.2	Certificate of Amendment to Certificate of Incorporation filed January 26, 1996.	Exhibit 3.2 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

3.3	Certificate of Amendment to Certificate of Incorporation filed April 23, 1996.	Exhibit 3.3 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

3.4	By-laws dated September 29, 1994.	Exhibit 3.4 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

3.5	Amended and Restated By-laws, as adopted January 23, 2002.	Exhibit 99.2 of the Company’s Current Report on Form 8-K filed February 6, 2002 (File No. 001-12565)

4.1	Specimen Common Stock share certificate.	Exhibit 4.1 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

4.2	Pages from Certificate of Incorporation and By-laws defining rights of stockholders - included in Exhibits 3.1, 3.2, 3.3 and 3.4.	Exhibit 4.2 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

10.1	Form of Indemnification Agreement between officers and director of the Company and the Company.	Exhibit 10.27 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

10.3	Lease Agreement dated January 1, 2000, between Woodlands office Equities 95 Limited and the Company.	Exhibit 10.30 to the 10-KSB filed March 30, 2000 (File No. 001-12565)

Incorporated by
Number	Description	Reference to
10.4*	Lease Amendment dated November 10, 2005 between Woodstead-Grogan Operating Associates, L.P. and the Company

10.5	Master Antenna Site Lease No. 130 dated February 1, 1999 between Pinnacle Towers, Inc. and the Company	Exhibit 10.50 to the 10-KSB filed March 31, 2003 (File No. 001-12565)

10.6**	Commission Agreement dated July 1, 2004, between Richmond Holdings, Inc. and the Company	Exhibit 10.6 to the 10-KSB filed April 1, 2005 (File No. 001-12565)

10.7	Asset Purchase Agreement, dated December 30, 2004 between ESP Wireless Technology Group, Inc. and the Company	Exhibit 10.7 to the 10-KSB filed April 1, 2005 (File No. 001-12565)

10.8	Asset Purchase Agreement, dated February 13, 2007, between FleetTALK Partners, Ltd. and the Company	Exhibit 10.1 to the 8-K filed February 20, 2007

10.9	Management Agreement, dated February 13, 2007 between FleetTALK Partners Ltd and the Company	Exhibit 10.2 to the 8-K filed February 20, 2007

10.10**	Deferred Compensation Agreement, dated October 4, 2006 between Albert F. Richmond and the Company	Exhibit 10.1 to the Form 10-QSB filed November 14, 2006

10.11*	Commission Agreement Amendment dated July 1, 2006 between Richmond Holdings, Inc. and the Company

21	Subsidiaries	Exhibit 21 to the 10-KSB filed April 1, 2005 (File No. 001-12565)

24.1	Power of Attorney (included on signature page)

31.1*	Certification of the Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*	Certification of the Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1*	Certification of the Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

*	Filed herewith.

**	Management contract or executive compensation plan or arrangement.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES
     Aggregate fees billed to the Company for the years ended December 31, 2006 and 2005 by GLO CPAs, LLP, the Company’s independent auditors, and by Malone & Bailey, PC, the Company’s previous independent auditors, were as follows:

	Fiscal year ended
	2006	2005
Audit Fees (1)	$47,000	$44,155
Audit-Related Fees (2)	3,785	—

Total Audit and Audit-Related Fees	$50,785	$44,155

(1)	Of the total for fiscal year 2005, $38,000 in audit fees were billed to us by GLO CPAs, LLP and $6,155 by Malone & Bailey, PC for its review of the condensed financial statements included in our Quarterly Reports on Form 10-QSB. Audit fees represent fees for professional services rendered in connection with the engagement to audit and report on the financial statements, review of quarterly and annual financial statements.

(2)	Audit-related fees for assurance and related services that are reasonably related to the performance or review of our financial statements and are not included above as “Audit Fees.”
     Consistent with the SEC’s rules, our Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. There are no exceptions to the policy of securing pre-approval of the Audit Committee for any service provided by our independent accounting firm.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d), the Securities and Exchange Act of 1934, the Registrant has duly caused this Form 10-KSB, Annual Report, for the year ending December 31, 2006, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of The Woodlands, and State of Texas, on the 15th day of April, 2007.

CHAMPION COMMUNICATION SERVICES, INC.
By:	/s/ Albert F. Richmond
Albert F. Richmond,
Chairman of the Board, Chief Executive Officer and President
POWER OF ATTORNEY TO SIGN AMENDMENTS
KNOW ALL BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint Albert F. Richmond his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to the Champion Communication Services, Inc. Form 10-KSB, Annual Report, for year ending December 31, 2005, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as they or he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof. This Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.
Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Albert F. Richmond Albert F. Richmond	Chairman of the Board, Chief Executive Officer and President	April 15, 2007
/s/ Pamela R. Cooper Pamela R. Cooper	Chief Financial Officer, Treasurer, and Controller	April 15, 2007

Report of Independent Registered Public Accounting Firm
The Board of Directors
Champion Communication Services, Inc.
The Woodlands, Texas
We have audited the accompanying consolidated balance sheet of Champion Communication Services, Inc. and Subsidiaries as of December 31, 2006 and 2005 and the related consolidated statement of operations, stockholders’ equity and cash flows for the two years then ended. These financial statements are the responsibility of Champion Communication Services, Inc. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Champion Communication Services, Inc. and Subsidiaries as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the two years then ended in conformity with accounting principles generally accepted in the United States of America.
The accompanying consolidated financial statements reflect a restatement of certain 2005 amounts related to the initial application of FASB Statement 123r, “Accounting for Stock-Based Compensation”, in the year ending December 31, 2006.
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in note 14 the Company has negotiated a sale of its assets. However, that transaction has not been completed and the ability of the Company to continue as a going concern is subject to the completion of the transaction or additional capital being obtained by other means.
/s/ GLO CPAs, LLP
Houston, Texas
April 13, 2007

CHAMPION COMMUNICATION SERVICES, INC. and SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
December 31, 2006 and 2005

	2006	2005
		(Restated)
ASSETS
Current Assets
Cash and cash equivalents	$100,849	$708,616
Accounts receivable, net of allowance for doubtful accounts of $14,219 and $6,720, respectively (Note 2)	47,145	53,832
Prepaid expenses and other	33,667	54,066

Total Current Assets	181,661	816,514

Communications equipment and related assets, net of accumulated depreciation of $1,463,027 and $1,502,559, respectively	220,397	352,740
Other assets, net of amortization of $976,794 and $951,634 respectively	11,820	36,543
Other assets	23,356	27,828

	$437,234	$1,233,625

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$46,181	$39,716
Accrued expenses	115,326	200,639
Customer deposits	400	400

Total Current Liabilities	161,907	240,755

Deferred stock compensation	23,735	—

Commitments and Contingencies (Note 10)	—	—

Stockholders’ Equity
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none Issued and outstanding	—	—
Common stock, $0.01 par value, 20,000,000 shares authorized, 4,483,802 shares issued and outstanding at December 31, 2006 and 4,375,119 shares issued and outstanding at December 31, 2005	44,838	43,751
Additional paid-in capital	3,686,922	3,668,850
Retained deficit	(3,480,168)	(2,719,731)

Total Stockholders’ Equity	251,592	992,870

	$437,234	$1,233,625

See accompanying summary of accounting policies and notes to financial statements.

CHAMPION COMMUNICATION SERVICES, INC. and SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Years Ended December 31, 2006 and 2005

	2006	2005
		(Restated)
Revenues
Dispatch communications	$1,105,718	$1,345,458
Equipment sales and service	69,206	44,186
Spectrum sales and fees	11,405	10,000

Total Revenues	1,186,329	1,399,644

Operating expenses:
Cost of sales:
Dispatch communications	872,119	857,937
Equipment sales and service	4,586	32,812
Spectrum sales and fees	—	—

Total Cost of Sales	876,705	890,749

Gross Margin	309,624	508,895

Bad debt expense	(281)	19,200
Depreciation and amortization	162,562	223,033
General and administrative expenses	912,421	1,308,734
Net (gain) loss on disposal/sale of fixed and other assets	4,677	(403)

Operating income (loss)	(769,755)	(1,041,669)

Other income (expenses):
Interest income	9,453	23,212
Interest expense	(135)	(874)

Loss from continuing operations	(760,437)	(1,019,331)

Gain on sale of discontinued operations	—	1,144,529

Income (loss) before income taxes	(760,437)	125,198

Net income (loss)	$(760,437)	$125,198

Weighted average common shares outstanding	4,479,675	4,384,214

Diluted weighted average common shares outstanding	4,496,339	4,391,922

Basic earnings (loss) per share:
net income (loss)	$(0.17)	$0.03

net income/gain on discontinued operations	$—	$0.26

net loss from continuing operations	$(0.17)	$(0.23)

Diluted earnings (loss) per share:
net income (loss)	$(0.17)	$0.03

net income/gain on discontinued operations	$—	$0.26

net loss from continuing operations	$(0.17)	$(0.23)

See accompanying summary of accounting policies and notes to financial statements.

CHAMPION COMMUNICATION SERVICES, INC. and SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
Years Ended December 31, 2006 and 2005

			Additional	Retained	Total
	Common stock	Common	paid-in	earnings	stockholders
	shares	stock	capital	(deficit)	equity
Balance at December 31, 2004	4,217,007	$42,170	$3,654,635	$(2,844,929)	$851,876

Purchase of common stock	(61,700)	(617)	(18,006)	—	(18,623)

Contribution of common stock to Company 401(k) Plan	370,411	3,704	70,378	—	74,082

Retirement of common stock to Company 401(k) Plan	(150,599)	(1,506)	(38,157)	—	(39,663)

Net income for 2005 (restated)	—	—	—	125,198	125,198

Balance at December 31, 2005 (restated)	4,375,119	43,751	3,668,850	(2,719,731)	992,870

Purchase of common stock	(106,722)	(1,067)	(31,471)	—	(32,538)

Contribution of common stock to Company 401(k) Plan	215,405	2,154	49,543	—	51,697

Net loss for 2006	—	—	—	(760,437)	(760,437)

Balance at December 31, 2006	4,483,802	$44,838	$3,686,922	$(3,480,168)	$251,592

See accompanying summary of accounting policies and notes to financial statements.

CHAMPION COMMUNICATION SERVICES, INC. and SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2006 and 2005

	2006	2005
		(Restated)
Cash flows from operating activities:
Net income (loss)	$(760,437)	$125,198
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Change in restricted cash	—	—
Depreciation and amortization	162,562	223,033
(Gain) loss on disposal/sale of fixed and other assets	4,677	(1,144,932)
Bad debt expense	14,800	19,200
Deposits	—	2,848
Loss on impairment of intangibles	—	—
Change in assets and liabilities:
Accounts receivable	(8,113)	(24,746)
Note receivable	—	—
Refundable income taxes	—	—
Inventory	—	—
Prepaid expenses	20,400	8,390
Accounts payable	6,463	(35,594)
Accrued expenses	(9,881)	(3,479)
License sales and customer deposits	—	—
Other assets	4,035	(4,116)

Net cash used in operating activities	(565,494)	(834,198)

Cash flows from investing activities:
Purchases of fixed and other assets	(10,036)	(16,071)
Proceeds from sale of fixed and other assets	301	1,234,056

Net cash provided by (used in) investing activities	(9,735)	1,217,985

Cash flows from financing activities:
Repayment of notes payable	—	—
Purchase of treasury stock, net of issuances	(32,538)	(58,287)

Net cash used in financing activities	(32,538)	(58,287)

Increase (decrease) in cash and cash equivalents	(607,767)	325,500

Cash and cash equivalents at beginning of year	708,616	383,116

Cash and cash equivalents at end of year	$100,849	$708,616

Supplemental disclosure of cash flow information:
Cash paid (refunded) during the year for:
Interest	$135	$874

Non-cash transactions:
Issuance of common stock for accrued expenses	$51,697	$74,082

See accompanying summary of accounting policies and notes to financial statements.

CHAMPION COMMUNICATION SERVICES, INC. and SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006 and 2005
(1) Summary of Significant Accounting Policies
     (a) Description of Business
     Champion Communication Services, Inc. is a provider of high-powered community repeater dispatch services operating within the 450 — 512 MHz and limited operations in the 800 MHz frequency band in the United States. Our customers consist primarily of business and government agencies located in both metropolitan and rural geographic regions. We provide customers with dispatch airtime and data transmission service.
     To pursue international business opportunities, we formed Champion Wireless International B.V. and Champion Vietnam Wireless B.V., both Netherlands companies, and Champion Wireless Systems International N.V., a Netherlands Antilles company, as wholly owned subsidiaries. Authority for resident offices was obtained in Vietnam during 2001 and Champion Vietnam Wireless B.V. has established offices in both Hanoi and Ho Chi Minh City. On December 16, 2002, an investment license was granted for Champion Wireless Solutions (Vietnam), Limited to manufacture and assemble communication equipment for local and export sales offering the SkyLink™ product line of wireless local loop telephony.
     (b) Organization and Basis of Presentation
     Champion’s securities are registered with the Securities and Exchange Commission in the United States of America and listed on the TSX Venture Exchange.
     The consolidated financial statements include the accounts of Champion Communication Services, Inc. and its wholly owned subsidiaries, Champion Wireless International B.V., Champion Vietnam Wireless B.V., Champion Wireless Solutions (Vietnam), Limited and Champion Wireless Systems International N.V. All significant intercompany transactions and balances have been eliminated in consolidation.
     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The differences between accounting principles generally accepted in the United States of America and Canada would not have a material impact on the accompanying financial statements.
     (c) Cash and Cash Equivalents
     For purposes of the statements of cash flows, we consider all highly liquid financial instruments purchased with an original maturity of three months or less to be cash equivalents.
     (d) Allowance for Doubtful Accounts
     Champion recognizes an allowance for doubtful accounts equivalent to an estimate of account balances that may prove to be uncollectible based upon historical experience and assessment of the general financial conditions affecting the aged receivable base. In addition, specifically identified amounts that management believes to be uncollectible are recorded in the allowance for doubtful accounts.
     (e) Communications Equipment and Related Assets
     Communications equipment and related assets are recorded at cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets ranging from two to five years for other fixed assets and five to ten years for base station and related equipment.

(1)	Summary of Significant Accounting Policies, (continued)
     (f) Other Assets
     Fees associated with obtaining Federal Communication Commission (FCC) licenses for 450-470 MHz, 470-512 MHz and 800 MHz are capitalized as part of the cost of the licenses. Licenses that are used by Champion are capitalized and amortized under the straight-line method for 5 to 10 years.
     (g) Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of
     Management reviews long-lived assets and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets, which considers the discounted future net cash flows. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs of disposal. This analysis of the long-lived assets as of December 31, 2006 and 2005 indicated there was no impairment.
     (h) Accrued Expenses
     Accrued expenses at December 31, 2006 consist primarily of our audit and tax preparation accrual totaling $40,000 and accrued tower rents totaling $13,000. The remaining balance includes normal course of business liabilities. At December 31, 2005, accrued expenses consisted primarily of accrued tower rents totaling $13,000 and the annual 401(k) match of $65,000.
     (i) Income Taxes
     In accordance with the liability method under accounting principles generally accepted in the United States of America, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided against deferred tax assets which management considers likely to be unrealized.
     (j) Net Income (Loss) Per Common Share
     The basic net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding. Diluted net loss per common share is computed by dividing the net loss adjusted on an “as if converted” basis, by the weighted average number of common shares outstanding plus potential dilutive securities.
     (k) Use of Estimates
     Champion’s management has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.
     (l) Differences Between Generally Accepted Accounting Principles in the United States and Canada
     Champion prepares its financial statements in accordance with generally accepted accounting principles (GAAP) in the United States of America. There are no significant differences between the United States of America and Canadian GAAP affecting our financial statements.

     (l) Summary of Significant Accounting Policies, (continued)
     (m) New Accounting Pronouncements
     In December 2004, the FASB issued SFAS No. 123R, “Accounting for Stock-Based Compensation”. SFAS No. 123R established standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires that the fair value of such equity instruments be recognized as expense in the historical financial statements as services are performed. Prior to SFAS No. 123R, only certain pro forma disclosures of fair value were required. SFAS No. 123R was effective for small business issuers as of the beginning of the first interim or annual reporting period that begins after December 15, 2005.
     Champion does not expect adoption of any other recently issued accounting pronouncements to have a significant impact on their consolidated financial position, results of operations or cash flow.
     (n) Revenue Recognition
               Customers are invoiced and billed the fee for their monthly service at the first of each month and revenue is recorded for each user for one month.
(2) Accounts Receivable and Allowance for Doubtful Accounts
               Accounts receivable are customer obligations due under normal trade terms. Management monitors the credit performance of customers’ financial conditions. Although collateral is generally not required; prepayment may be required from selected customers in certain circumstances.
               Management reviews accounts receivable on a quarterly basis to determine if any receivables will potentially be uncollectible. Accounts receivable balances that are determined to be uncollectible, along with a general reserve, are included in the overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, we believe that the allowance for doubtful accounts as of December 31, 2006 is adequate. However, actual write-offs might exceed the recorded allowance.
(3) Concentration of Credit Risk
               Champion maintains cash deposits predominantly in U.S. banks, which, from time to time, exceed the amount of depositors insurance available. Management assesses the financial condition of these banks and believes that the possibility of any credit loss is minimal. Champion extends credit to its customers and considers there to be no concentration of credit risk.
(4) Communication Equipment, Related Assets, Intangible Assets and Assets Held for Sale
               Communication equipment and related assets at December 31, 2006 and 2005 are comprised of the following:

		December 31, 2006
	Asset		Accumulated	Net
	Life	Cost	Depreciation	Balance
Communication equipment and related assets:

Base station and related equipment	5 to 10 years	$1,411,930	$1,200,747	$211,183
Other furniture, data processing and communications equipment	2 to 5 years	271,495	262,281	9,214

		$1,683,425	$1,463,028	$220,397

(4) Communication Equipment, Related Assets, Intangible Assets and Assets Held for Sale (continued)

		December 31, 2005
	Asset		Accumulated	Net
	Life	Cost	Depreciation	Balance
Base station and related equipment	5 to 10 years	$1,517,349	$1,188,174	$329,175
Other furniture, data processing and communications equipment	2 to 5 years	337,950	314,385	23,565

		$1,855,299	$1,502,559	$352,740

		December 31, 2006
	Asset		Accumulated	Net
	Life	Cost	Amortization	Balance
Intangible assets:
Licenses and other intangible assets	5 to 10 years	$988,613	$976,794	$11,819

		December 31, 2005
	Asset		Accumulated	Net
	Life	Cost	Amortization	Balance
Licenses and other intangible assets	5 to 10 years	$988,177	$951,634	$36,543

               During the year ended December 31, 2006, office equipment and computers with a net book value of $0 were sold for $301 and we disposed of communication equipment with a net book value of $4,978 creating a net loss of $4,677. During the year ended December 31, 2005 communication equipment and other assets with a net book value of $59,018 were sold for $1,451,555 less other expenses of the sale. In addition, we disposed of communication equipment and other assets with a net book value of $714. These transactions resulted in a net gain of $1,144,932. Depreciation and amortization expense was $162,562 and $223,033 for the years ending December 31, 2006 and 2005, respectively.
               There were no assets held for sale as of December 31, 2006 and 2005, however in February of 2007 we accepted an offer from a third party to sell substantially all of our operations and related assets in the United States. At December 31, 2006 the assets we agreed to sell in 2007 had a net book value of $210,865. Depreciation and amortization expense for these assets was $147,943 for the year ended December 31, 2006. (See note 13 for details).
(5) Income Taxes
               The provision for income taxes (benefit) consisted of the following for the years ended December 31, 2006 and 2005:

	2006	2005
Federal Income Tax Benefit	$—	$—
State Income Tax Benefit	—	—

Net Income Tax Benefit	$—	$—

               Champion uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and

(5) Income Taxes (continued)
income tax reporting purposes. During fiscal 2006 Champion incurred net losses and, therefore, had no tax liability. The net deferred tax asset generated by the loss carry-forward was fully reserved. The net operating loss carry-forward of approximately $950,000 at December 31, 2004 was utilized to offset the taxable income in 2005 leaving a balance carry-forward that will expire in the year 2024.
               At December 31, 2006 and 2005, deferred tax assets consisted of the following:

	2006	2005
Deferred tax assets	$260,000	$260,000
Less: valuation allowance	260,000	260,000

Net deferred tax asset	$—	$—

(6) Stockholders’ Equity
               During the year ended December 31, 2006, Champion issued 215,405 shares at $0.24 per share in connection with our contribution to match employee’s 2005 participation in our 401(K) plan. During the year ended December 31, 2005, we issued 370,411 shares at $0.20 per share in connection with our contribution to match employee’s participation for 2004 in our 401(K) plan.
               During the year ended December 31, 2006, we acquired, to be retired, 106,722 shares of our common stock at prices averaging $0.30 per share. During the year ended December 31, 2005, we acquired 212,299 shares to be retired at an average price of $0.28 per share.
(7) Stock Options
               Champion adopted the fair value recognition provisions of Statement of Financial Accounting Standards (SFAS) No. 123R, “Share-Based Payment”, using the modified prospective application method effective January 1, 2006. Under this method, compensation cost is recognized for the applicable amounts of: (a) compensation expense of all share-based payments granted prior to, but not yet exercised or vested as of January 1, 2006 (based on the grant date fair value estimated in accordance with the original provisions of SFAS No. 123, “Accounting for Stock-Based Compensation”, and previously presented in the pro forma footnote disclosures in the Company’s SEC reports), and (b) compensation cost for all share-based payments granted subsequent to January a, 2006 (based on the grant date fair value estimated in accordance with the provisions of SFAS No. 123R). Champion uses the Black-Scholes valuation method to determine the fair value of stock options granted as of the grant date.
               Reconciliation of Previously Reported Amounts:

2005
Net income, as reported	$140,291
Add: Total stock-based employee compensation expense determined under intrinsic value based method for all awards	—
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(15,093)

Restated net income	$125,198

Net income per share, basic and diluted	$0.03
As reported
Restated	$0.03

(7) Stock Options (continued)
               The weighted average fair value of the stock options granted during fiscal 2006 and 2005 was $0.23. Variables used in the Black-Scholes option-pricing model include (1) 4.35% risk-free interest rate, (2) expected option life is the actual remaining life of the options as of each year end, (3) expected volatility was 77%, and (4) zero expected dividends.
               In 1996, Champion adopted the “1996 Incentive Plan” (the Plan) to provide incentive options, non-statutory options, restricted stock awards and stock appreciation rights to certain key employees, non-employee directors and other persons. The Plan authorizes grants of options to purchase up to 500,000 shares of common stock. Stock options are granted with an exercise price equal to the stock’s fair market value at the date of grant. The Plan had a ten year duration beginning November 1, 1996 and as such no awards remained available for grant under the Plan after October 31, 2006. All stock options issued under the Plan have 10-year terms. Options granted to employees prior to August 1, 2000, vest and become fully exercisable after a range of two to six years from the date of grant. For options granted to employees after August 1, 2000, twenty-five percent (25%) vest and become exercisable immediately and twenty-five percent (25%) vest and become exercisable in each of the three following years, allowing for some exceptions of accelerated vesting at the discretion of the Board of Directors. Options granted to non-employee directors vest and become exercisable immediately upon issuance. At December 31, 2006 and 2005, there were 425,500 and 447,000 options granted, respectively, under the Plan.
               During 2006, Champion granted no options to purchase shares of common stock to its employees or directors and retired 21,500 options.
               During 2005, Champion granted options to purchase 40,000 shares of common stock to employees and our directors. The per share weighted-average value of stock options granted during 2005 was $0.23, on the date of grant, using the Black-Scholes option model with the following assumptions: weighted-average risk-free interest rate of 4.35%, weighted-average expected life of three years, weighted-average expected volatility of 77%, and no expected dividend yield.
               The following table summarizes the information about the stock options as of December 31, 2006:

			Weighted
			Average
	Number	Weighted	Remaining	Number	Weighted
Range of	Outstanding	Average	Contracted	Exercisable	Average
Exercise	at	Exercise	Life	at	Exercise
Price	12/31/06	Price	(Years)	12/31/06	Price
$0.38	20,000	$0.38	8.57	20,000	$0.38

0.18	20,000	0.18	8.31	20,000	0.18

0.23	56,000	0.23	7.76	42,000	0.23

0.29	20,000	0.29	7.52	20,000	0.29

0.35	6,000	0.35	6.79	6,000	0.35

0.38	20,000	0.38	7.01	20,000	0.38

0.50	1,500	0.50	3.00	1,500	0.50

0.51	20,000	0.51	6.50	20,000	0.51

0.55	25,000	0.55	5.07	25,000	0.55

			Weighted
			Average
	Number	Weighted	Remaining	Number	Weighted
Range of	Outstanding	Average	Contracted	Exercisable	Average
Exercise	at	Exercise	Life	at	Exercise
Price	12/31/06	Price	(Years)	12/31/06	Price
0.56	2,000	0.56	4.01	2,000	0.56

0.57	100,000	0.57	6.26	100,000	0.57

0.60	20,000	0.60	6.01	20,000	0.60

0.63	20,000	0.63	5.31	20,000	0.63

0.64	10,000	0.64	5.00	10,000	0.64

0.88	50,000	0.88	2.29	50,000	0.88

1.00	1,500	1.00	2.00	1,500	1.00

1.00	20,000	1.00	1.88	20,000	1.00

1.25	1,500	1.25	1.00	1,500	1.25

2.22	12,000	2.22	0.10	12,000	2.22

$018-$2.22	425,500	$0.58	4.97	411,500	$0.59

	Number of	Weighted-average
	Options	exercise price
Balance at December 2004	430,000	0.67
Granted	40,000	0.28
Forfeited	(23,000)	0.46

Balance at December 2005	447,000	0.65
Granted	—	—
Forfeited	(21,500)	2.25

Balance at December 2006	425,500	$0.58

(8) 401(k) Plan
     In January 1996, Champion adopted a 401(k) Plan (the “401(k) Plan”) under which all employees who have completed three months of service are eligible to participate. Participants may elect to defer the receipt of up to 15% of their annual compensation (up to a maximum dollar amount established in accordance with Section 401(k) of the Internal Revenue Code) and have such deferred amounts contributed to the 401(k) Plan. Champion may, in its discretion, make matching contributions to the extent it deems appropriate. The Board of Directors elected to not match the 2006 contributions and had elected to match 2005 contributions by 100%. The contribution made in 2006 for the year ended December 31, 2005 amounted to $51,697.
(9) Related Party Transactions
               In 2006 there were no payments made to related parties and in 2005, Richmond Holdings, Inc. was paid $217,500 as commission for the sale of the Illinois, Indiana and Florida markets. Richmond Holdings, Inc. is a subchapter S corporation owned 100% by Albert F. Richmond, CEO of Champion.

(10) Commitments and Contingencies
Lease Commitments
          At December 31, 2006 Champion had commitments under non-cancelable operating lease agreements for the rental of office and tower space. Future minimum rental payments due under the leases are:

2007	489,350
2008	278,866
2009	79,949
2010	5,559

$853,724

          During the year ended December 31, 2006, Champion incurred $71,101 in office rental expense and $758,577 in tower rental expense. During the year ended December 31, 2005 we incurred $135,965 in office rental expense and $711,215 net of a onetime renegotiation reduction of $69,000 in tower rental expense.
Legal Proceedings
          From time to time, Champion is involved in discussions relating to various claims arising in the ordinary course of business. Management has reviewed these claims with legal counsel and believes that these actions are without merit or that the ultimate liability, if any, resulting from them will not materially affect our financial position.
(11) Segment Reporting
          Champion has two geographic reportable segments: the domestic (U.S.) segment and the international segment, which consists primarily of start-up operations in Vietnam. The accounting policies of the segments are the same as described in the summary of significant accounting policies. All intercompany transactions between the segments have been eliminated.
Segment results for the years ended December 31, 2006 and 2005 are as follows:

	United States	International	Consolidated
December 31, 2006
Revenues	$1,123,270	$63,059	$1,186,329
Pretax (loss)	(642,754)	(117,683)	(760,437)
Depreciation /Amortization	157,939	4,623	162,562
Interest
Revenue	9,453	—	9,453
Expense	(135)	—	(135)

Net	9,318	—	9,318

Total assets	413,095	24,139	437,234

December 31, 2005
Revenues	$1,363,731	$35,913	$1,399,644
Pretax income (loss) (restated)	441,190	(315,992)	125,198
Depreciation /Amortization	211,599	11,434	223,033
Discontinued operations	—	—	—
Interest
Revenue	23,212	—	23,212
Expense	(874)	—	(874)

Net	22,338	—	22,338

Total assets	1,195,520	38,105	1,233,625

(12) Major Vendors
          In 2006, 55% of Champion’s cost of sales was from one vendor. In 2005, 56% of Champion’s cost of sales was from one vendor.
(13) Going Concern
          Going concern contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As described in note 14, the Company has negotiated a sale of its assets which would provide an infusion of cash. However, this transaction has not been completed and, as a result, the ability of the Company to continue as a going concern is subject to the completion of the transaction or additional capital being obtained by other means.
          Management intends to identify a business to merge with which it believes will be sufficient to provide the Company with the ability to continue in existence as part of another entity.
(14) Subsequent Events
          On February 13, 2007, Champion executed an Asset Purchase Agreement with FleetTALK Partners Ltd. “FleetTALK”) to be effective March 1, 2007 for the purchase price of $2,050,000. Under the Agreement, Champion agreed, upon receipt of all appropriate consents and approvals including those of the Federal Communications Commission (“FCC”), to assign its licenses and sell the related assets (i.e., equipment, customers and operations) in its markets in the United States to FleetTALK. Under the terms of the Agreement, FleetTALK placed in escrow the full purchase price to be paid to Champion when all required consents and approvals are received. There are many variables; however, the FCC gave its consent to the assignment on March 22, 2007. The assignment will be posted for public notice for thirty days and the FCC then has 10 days to make the Grant of the assignments a Final Order. The Agreement specifies that closing will occur upon the FCC’s Final Order. The closing is anticipated to occur on or about
May 1, 2007. Net book value of the assets to be sold was comprised of the following for December 31, 2006:

2006
Base station and related equipment	$199,046

Licenses	11,819

Other intangibles	—

Total assets held for sale	$210,865

          This transaction contemplates to sale of virtually all of Champion’s marketable operations, leaving the corporate shell and its related assets. Liquidation of the international subsidiaries has been initiated to coincide with the sale of the domestic operations.

Exhibit Index

Incorporated by
Number	Description	Reference to
3.1	Certificate of Incorporation filed September 29, 1994.	Exhibit 3.1 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

3.2	Certificate of Amendment to Certificate of Incorporation filed January 26, 1996.	Exhibit 3.2 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

3.3	Certificate of Amendment to Certificate of Incorporation filed April 23, 1996.	Exhibit 3.3 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

3.4	By-laws dated September 29, 1994.	Exhibit 3.4 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

3.5	Amended and Restated By-laws, as adopted January 23, 2002.	Exhibit 99.2 of the Company’s Current Report on Form 8-K filed February 6, 2002 (File No. 001-12565)

4.1	Specimen Common Stock share certificate.	Exhibit 4.1 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

4.2	Pages from Certificate of Incorporation and By-laws defining rights of stockholders -included in Exhibits 3.1, 3.2, 3.3 and 3.4.	Exhibit 4.2 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

10.1	Form of Indemnification Agreement between officers and director of the Company and the Company.	Exhibit 10.27 to the Registration Statement on Form 10-SB effective February 13, 1997 (File No. 0-29032)

10.3	Lease Agreement dated January 1, 2000, between Woodlands office Equities 95 Limited and the Company.	Exhibit 10.30 to the 10-KSB filed March 30, 2000 (File No. 001 -12565)

Incorporated by
Number	Description	Reference to
10.4*	Lease Amendment dated November 10, 2005 between Woodstead-Grogan Operating Associates, L.P. and the Company

10.5	Master Antenna Site Lease No. 130 dated February 1 , 1999 between Pinnacle Towers, Inc. and the Company	Exhibit 10.50 to the 10-KSB filed March 31, 2003 (File No. 001-12565)

10.6**	Commission Agreement dated July 1, 2004, between Richmond Holdings, Inc. and the Company	Exhibit 10.6 to the 10-KSB filed April 1, 2005 (File No. 001-12565)

10.7	Asset Purchase Agreement, dated December 30, 2004 between ESP Wireless Technology Group, Inc. and the Company	Exhibit 10.7 to the 10-KSB filed April 1, 2005 (File No. 001-12565)

10.8	Asset Purchase Agreement, dated February 13, 2007, between Fleet TALK Partners, Ltd. and the Company	Exhibit 10.1 to the 8-K filed February 20, 2007

10.9	Management Agreement, dated February 13, 2007 between Fleet TALK Partners Ltd and the Company	Exhibit 10.2 to the 8-K filed February 20, 2007

10.10**	Deferred Compensation Agreement, dated October 4, 2006 between Albert F. Richmond and the Company	Exhibit 10.1 to the Form 10-QSB filed November 14, 2006

10.11*	Commission Agreement Amendment dated July 1, 2006 between Richmond Holdings, Inc. and the Company

21	Subsidiaries	Exhibit 21 to the 10-KSB filed April 1, 2005 (File No. 001-12565)

24.1	Power of Attorney (included on signature page)

31.1*	Certification of the Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*	Certification of the Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.1*	Certification of the Chief Executive Officer and Chief Financial Officer Pursuant to 1 8 U.S.C. Section 1350, Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

*	Filed herewith.

**	Management contract or executive compensation plan or arrangement.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 10-QSB

☑	Quarterly Report Under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Quarter Ended March 31, 2007

☐	Transition Report Under Section 13 or 15(d) of the Exchange Act for the transition period from to
Commission File Number 001-12565
CHAMPION COMMUNICATION SERVICES, INC.
(Exact name of small business issuer as specified in its charter)

DELAWARE	76-0448005
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1610 WOODSTEAD COURT, SUITE 330
THE WOODLANDS, TEXAS	77380
(Address of Principal Executive Offices)	(Zip Code)
(281) 362-0144
(Issuer’s Telephone Number, including area code.)
Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter periods that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑
As of May 9, 2007, there were 4,483,802 shares of the registrant’s common stock, $0.01 par value outstanding.
Transitional Small Business Disclosure Format (check one): Yes ☐ No ☑

CHAMPION COMMUNICATION SERVICES, INC.
INDEX TO FORM 10-QSB

CHAMPION COMMUNICATION SERVICES, INC.
CONSOLIDATED BALANCE SHEETS
March 31, 2007 and December 31, 2006

	March 31,	December 31,
	2007	2006
	(unaudited)	(audited)
ASSETS

Current Assets
Cash and cash equivalents	$5,189	$100,849
Accounts receivable, net of allowance for doubtful accounts of $17,186 and $14,219, respectively	30,285	47,145
Prepaid expenses and other	20,959	33,667

Total Current Assets	56,433	181,661

Communications equipment and related assets, net of accumulated depreciation of $1,399,391 and $1,463,027, respectively	182,410	220,397
Other assets, net of amortization of $978,869 and $976,794 respectively	9,745	11,820
Other assets	23,295	23,356

	$271,883	$437,234

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$64,879	$46,181
Accrued expenses	94,808	115,326
Customer deposits	—	400

Total Current Liabilities	159,687	161,907

Deferred stock compensation	23,735	23,735

Commitments and Contingencies (Note 6)	—	—

Stockholders’ Equity
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.01 par value, 20,000,000 shares authorized, 4,483,802 shares issued and outstanding at March 31, 2007 and December 31, 2006	44,838	44,838
Additional paid-in capital	3,686,922	3,686,922
Retained deficit	(3,643,299)	(3,480,168)

Total Stockholders’ Equity	88,461	251,592

	$271,883	$437,234

1

CHAMPION COMMUNICATION SERVICES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006 AND
FOR THE YEAR ENDED DECEMBER 31, 2006

	March 31,		December
	2007	2006	31, 2006
	(unaudited)		(audited)
Revenues
Dispatch communications	$164,413	$310,587	$1,105,718
Equipment sales and service	205	2,345	69,206
Spectrum sales and fees	—	7,405	11,405

Total Revenues	164,618	320,337	1,186,329

Operating expenses:
Cost of sales:
Dispatch communications	144,777	220,520	872,119
Equipment sales and service	335	408	4,586
Spectrum sales and fees	—	—	—

Total Cost of Sales	145,112	220,928	876,705

Gross Margin	19,506	99,409	309,624

Bad debt expense	—	4,800	(281)
Depreciation and amortization	22,558	44,939	162,562
General and administrative expenses	185,326	235,791	912,421
Net (gain) loss on disposal/sale of fixed and other assets	(10,432)	—	4,677

Operating Loss	(177,946)	(186,121)	(769,755)

Other income (expenses):
Interest income	—	4,062	9,453
Interest expense	(277)	—	(135)

Income (loss) before income taxes	(178,223)	(182,059)	(760,437)

Net income (loss)	$(178,223)	$(182,059)	$(760,437)

Weighted average common shares outstanding	4,483,802	4,348,011	4,479,675

Diluted weighted average common shares outstanding	4,489,400	4,351,143	4,496,339

Basic earnings (loss) per common share	$(0.04)	$(0.04)	$(0.17)

Diluted earnings (loss) per common share	$(0.04)	$(0.04)	$(0.17)

2

CHAMPION COMMUNICATION SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006 AND
FOR THE YEAR ENDED DECEMBER 31, 2006

	March 31,		December
	2007	2006	31, 2006
	(unaudited)		(audited)
Cash flows from operating activities:
Net income (loss)	$(178,223)	$(182,059)	$(760,437)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	22,558	44,939	162,562
(Gain)/loss on disposal/sale of fixed and other assets	(10,432)	—	4,677
Bad debt expense	—	4,800	14,800
Deposits	—	—	—
Change in assets and liabilities:
Accounts receivable	16,461	22,032	(8,113)
Prepaid expenses	12,707	12,540	20,400
Accounts payable	18,697	(31,627)	6,463
Accrued expenses	(5,425)	2,611	(9,881)
Other assets	61	—	4,035

Net cash used in operating activities	(123,596)	(126,764)	(565,494)

Cash flows from investing activities:
Purchases of fixed and other assets	(2,064)	—	(10,036)
Proceeds from sale of fixed and other assets	30,000	—	301

Net cash provided by (used in) investing activities	27,936	—	(9,735)

Cash flows from financing activities:
Purchase of treasury stock, net of issuances	—	(17,847)	(32,538)

Net cash used in financing activities	—	(17,847)	(32,538)

Increase (decrease) in cash and cash equivalents	(95,660)	(144,611)	(607,767)
Cash and cash equivalents at beginning of period	100,849	708,616	708,616

Cash and cash equivalents at end of period	$5,189	$564,005	$100,849

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$277	$—	$135

Non-cash transactions:
Issuance of common stock for accrued expenses	$—	$50,592	$51,697

3

CHAMPION COMMUNICATION SERVICES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
THREE MONTHS ENDED MARCH 31, 2007
(Unaudited)
1. Basis of Presentation
     The accompanying unaudited financial statements of Champion Communication Services, Inc. (“Champion”) have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. The financial statements for the three months ended March 31, 2007 and 2006 are unaudited and, in the opinion of management, reflect all adjustments, which are necessary for a fair statement of the financial position, results of operations and cash flows as of and for the interim periods. Such adjustments consist of only items of a normal recurring nature. The results of operations for the interim periods are not necessarily indicative of the financial position or results of operations expected for the full fiscal year or for any other future periods. These financial statements should be read in conjunction with the financial statements and the notes thereto included in Champion’s annual report and Form 10-KSB for the year ended December 31, 2006.
     The differences between accounting principles generally accepted in the United States and Canada do not have a material impact on the accompanying financial statements. Champion trades on the TSX Venture Exchange in Canada and the United States Over the Counter Bulletin Board.
2. Stock Options
     The Company adopted SFAS No. 123R on January 1, 2006. SFAS No. 123R, “Accounting for Stock-Based Compensation” was issued in December 2004 and became effective for small business issuers as of the first reporting period that began after December 15, 2005. SFAS No. 123R established standards for the accounting of transactions in which an entity exchanges its equity instruments for goods or services. The fair value of such equity-based transactions is to be recognized as expense in the historical financial statements as services are performed.
     During the first quarter of 2007, Champion granted no options to purchase common stock and 12,000 options with an average exercise price of $2.22 expired during such time period and no options to purchase common stock vested during this period.
3. Segment Reporting
     Champion operated two geographic reportable segments: the domestic (U.S.) segment and the international segment, which consists primarily of start-up operations in Vietnam. During the first quarter of 2007 Champion closed its international offices and initiated the liquidation of the foreign subsidiaries organized in The Netherlands and Vietnam.

4

	United States	International	Consolidated
March 31, 2007
Revenues	$164,618	$—	$164,618
Pretax loss	(143,630)	(34,593)	(178,223)
Depreciation /Amortization	21,993	565	22,558
Interest
Income	—	—	—
Expense	277	—	277

Net interest expense	$277	$—	$277

Total assets	$268,049	$3,834	$271,883

March 31, 2006
Revenues	$320,337	$—	$320,337
Pretax loss	(149,898)	(32,161)	(182,059)
Depreciation/Amortization	43,363	1,576	44,939
Interest
Income	4,062	—	4,062
Expense	—	—	—

Net interest income (expense)	$4,062	$—	$4,062

Total assets	$969,270	$35,433	$1,004,703

4. Going Concern
          Going concern contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As described in note 5, the Company has entered into an Asset Purchase Agreement providing for the sale, effective as of March 1, 2007, of substantially all of its assets for a cash purchase price. Following consummation of the sale, the Company intends to retain a sufficient amount of cash to maintain its corporate existence for some period of time and although there are no specific plans, it is expected that the Company will seek to find a private, operating company with which to combine, or there is a potential that a substantial portion of the cash received in the asset sale will be distributed.
5. Subsequent Events
     a) On February 13, 2007, Champion executed an Asset Purchase Agreement (the “Asset Purchase Agreement”) with FleetTALK Partners Ltd. (“FleetTALK”) providing for the purchase by FleetTALK of substantially all of our assets for the purchase price of $2,050,000. Consummation of the sale, which is to be effective as of March 1, 2007, is subject to certain conditions and approvals. The Federal Communications Commission approved the sale on May 1, 2007, at which time the purchase price was released from escrow to Champion. Consummation remains subject to the Company’s satisfaction of the requirements of the Securities and Exchange Commission under Regulation 14C.
     b) Net book value of the assets sold is comprised of the following at March 31, 2007:

Base station and related equipment	$163,621
Licenses	9,745

Total assets held for sale	$173,366

     c) The estimated gain on the sale of assets is approximately $1,675,000 net of brokerage commissions.

5

          This transaction contemplates the sale of virtually all of Champion’s marketable operations, leaving the corporate shell and its related assets. Liquidation of the international subsidiaries has been initiated to coincide with the sale of the domestic operations.
6. Commitments and Contingencies
          Lease Commitments
          At March 31, 2007 Champion had commitments under non-cancelable operating lease agreements for the rental of corporate office space. Future minimum rental payments due under the lease are:

2007	$44,087
2008	$59,589

$103,676

Item 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
Forward-Looking Information
          This Quarterly Report on Form 10-QSB includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical information provided herein are forward-looking and may contain information about financial results, economic conditions, trends and known uncertainties. Champion cautions the reader that actual results could differ materially from those expected by Champion depending on the outcome of certain factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Champion undertakes no obligations to release publicly the results of any revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereon, including without limitation, changes in Champion’s business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events. For a more detailed description of these and other cautionary factors that may affect our future results, please refer to our Annual Report on Form 10-KSB for our fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission.
Overview
Since our inception, we transformed our operations from basic rural community repeater dispatch communications to metropolitan trunked dispatch operations. Observing the emerging competition and in an effort to increase our worth we identified opportunities to provide Wireless Local Loop products and digital dispatch systems outside North America. We acquired the SkyLink™ firmware that allows us to assemble and market the low density WLL products. Consequently, we discovered opportunities to provide digital dispatch systems, principally in Southeast Asia, which will require an infusion of capital. For this reason on March 15, 2004 we announced our intent to sell our North American operations and utilize the proceeds to focus on the international digital dispatch systems. In April 2005 we completed the sale of our Illinois, Indiana and Florida operations. However, we were ultimately unsuccessful in raising the capital required for international expansion which led to the decision to abandon those efforts. On February 13, 2007

6

we executed an Asset Purchase Agreement to sell our remaining North America operations to FleetTALK Partners, Ltd., subject to FCC approval and other customary closing conditions (the “Asset Sale”). Under a management agreement responsibility for our operations was transferred to FleetTALK on March 1, 2007, the effective date of the Asset Sale. On May 1, 2007 FCC approval was received, and the purchase price was released from escrow to Champion. Formal consummation of the sale remains subject to the Company’s satisfaction of the requirements of the Securities and Exchange Commission under Regulation 14C. As a result of the Asset Sale, Champion will consist of the corporate shell and its related assets. Liquidation of the international subsidiaries has been initiated to coincide with the sale of the domestic operations.
Results of Operations — Quarters ended March 31, 2007 and 2006
     Revenues for the quarter ended March 31, 2007 were $165,000 compared with $320,000 for the quarter ended March 31, 2006. The decrease reflects operations for only two months in 2007 as compared with 2006 due to the Asset Sale, as well as a reduction in revenues resulting from churn in the markets due to competition. License fee revenues in the amount of $8,000 were earned in the first quarter of 2006 compared with none in the same quarter of 2007.
     Costs and expenses decreased by $76,000, from $221,000 to $145,000 for the quarter ended March 31, 2007 as compared with the quarter ended March 31, 2006 due to the Asset Sale.
     General and administrative expenses decreased $51,000 to $185,000 for the quarter ended March 31, 2007 from $236,000 for the quarter ended March 31, 2006. We have been able to reduce some general and administrative costs in conjunction with the Asset Sale, but many administrative liabilities continue such as office rent and termination packages for our loyal employees. We are in the process of attempting to obtain releases from contingent liabilities related to the operation of the Company.
     We incurred a provision in the allowance for doubtful accounts during the first quarter of 2006 of $5,000 and none in 2007.
     Depreciation and amortization expense for the quarter ended March 31, 2007 was $23,000, a decrease of $22,000 from the quarter ended March 31, 2006. This was due to the fact that operations equipment sold in the Asset Sale was depreciated for only the first two months of the quarter, as well as the cost of our equipment and licenses becoming fully depreciated and amortized while remaining in optimum operational value.
     Net interest expense for the period ended March 31, 2007 was zero compared with interest income of $4,000 for the period ended March 31, 2006.
     We sold spare repeater parts and equipment in a separate transaction from Asset Sale for a net gain of $10,000 in 2007 compared with no gain for the period ended March 31, 2006.
     We reported a net loss of $178,000 for the first quarter 2007 compared with a net loss of $182,000 for the first quarter 2006.

7

Financial Condition and Liquidity
     We had $5,000 in cash and cash equivalents at March 31, 2007 as compared with $101,000 at December 31, 2006. Our working capital at March 31, 2007 was a negative $103,000 as compared with $20,000 at December 31, 2006. As discussed above, we received a cash purchase price of $2,050,000 in the Asset Sale.
     Cash used in operating activities was $124,000 for the first three months of 2007, while cash used in operating activities was $127,000 for the same period in 2006.
     Cash provided by investing activities for the three months ended March 31, 2007 was $28,000 compared with none for the three months ended March 31, 2006.
     No cash was used in financing activities for the three months ended March 31, 2007 compared with $18,000 used for the repurchase of stock for the same period in 2006.
Summary of Critical Accounting Policies
(a)	Communications Equipment and Related Assets

Communications equipment and related assets are recorded at cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets ranging from two to five years for other fixed assets and five to ten years for base station and related equipment.

(b)	Other Assets

Fees associated with obtaining Federal Communication Commission licenses for 450-470 MHz, 470-512 MHz and 800 MHz are capitalized as part of the cost of the licenses. Our licenses are capitalized and amortized under the straight-line method for five- ten years.
Item 3. CONTROLS AND PROCEDURES
Evaluation of Disclosure Controls and Procedures
     Our Chief Executive Officer and our Chief Financial Officer have evaluated the effectiveness of our disclosure controls and procedures as of March 31, 2007, and have concluded that as of that date, our disclosure controls and procedures were effective to provide reasonable assurance that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized, and reported within the time periods specified by the SEC, and that material information relating to Champion is made known to management, including the Chief Executive Officer and Chief Financial Officer, particularly during the period when our periodic reports are being prepared.
Changes in Internal Controls

8

     Based on the evaluation noted above, there were no material changes to our internal controls during the quarter ended March 31, 2007 that materially affected, or is reasonably likely to affect, Champion’s internal control over financial reporting.
Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     On February 13, 2007, Champion executed an Asset Purchase Agreement (the “Asset Purchase Agreement”) with FleetTALK Partners Ltd. (“FleetTALK”) providing for the purchase by FleetTALK, effective as of March 1, 2007, of substantially all of our assets for the purchase price of $2,050,000 (the “Asset Sale”). As permitted by the Delaware General Corporation Law, on February 12, 2007, Champion received a written consent in lieu of a stockholders meeting from holders of 2,949,160 shares of the Company’s Common Stock, which represents approximately 66% of the total votes entitled to be cast, approving the Asset Purchase Agreement and the Asset Sale. On May 1, 2007, we filed a Preliminary Information Statement on Schedule 14C with the Securities and Exchange Commission which described the Asset Sale and the reasons for it. Pursuant to Rule 14c-3 under the Exchange Act, Champion is required to send a Definitive Information Statement on Schedule 14C to its stockholders of record entitled to vote on the Asset Sale at least 20 calendar days prior to formal corporate action consummating the Asset Sale.

9

PART II. OTHER INFORMATION
Item 6. EXHIBITS AND REPORTS ON FORM 8-K
(a) Exhibits.
31.1	Certification of Principal Executive Officer pursuant to Rule 13a-14(a)/ 15d-14(a).

31.2	Certification of Principal Financial Officer pursuant to Rule 13a-14(a)/ 15d-14(a).

32.1	Certification of Principal Executive Officer relating to Periodic Financial Report Periodic Pursuant to18 U.S.C. Section 1350.

32.2	Certification of Principal Financial Officer relating to Periodic Financial Report Pursuant to18 U.S.C. Section 1350.

10

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CHAMPION COMMUNICATION SERVICES, INC.
By:	/s/ Albert F. Richmond
Albert F. Richmond,
Chairman, Chief Executive Officer and President

By:	/s/ Pamela R. Cooper
Pamela R. Cooper
Chief Financial Officer, Treasurer and Controller

Date: May 15, 2007

11

Exhibit index
31.1	Certification of Principal Executive Officer pursuant to Rule 13a-14(a)/ 15d-14(a).

31.2	Certification of Principal Financial Officer pursuant to Rule 13a-14(a)/ 15d-14(a).

32.1	Certification of Principal Executive Officer relating to Periodic Financial Report Periodic Pursuant to 18 U.S.C. Section 1350.

32.2	Certification of Principal Financial Officer relating to Periodic Financial Report Pursuant to 18 U.S.C. Section 1350.